United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2010

Date of Reporting Period: 11/30/2010

Item 1.                      Reports to Stockholders

Federated International High Income Fund

Established 1996

(Effective February 21, 2011, Federated Emerging Market Debt Fund)

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2010

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS

EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.61	$5.87	$8.98	$9.45	$9.02
Income From Investment Operations:
Net investment income	0.63	0.49	0.58[1]	0.54	0.54
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.63	2.69	(2.87)	0.01	0.65
TOTAL FROM INVESTMENT OPERATIONS	1.26	3.18	(2.29)	0.55	1.19
Less Distributions:
Distributions from net investment income	(0.56)	(0.44)	(0.44)	(0.56)	(0.54)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.37)	(0.46)	(0.22)
Return of capital[2]	—	—	(0.01)[1]	—	—
TOTAL DISTRIBUTIONS	(0.56)	(0.44)	(0.82)	(1.02)	(0.76)
Regulatory Settlement Proceeds	0.02[3]	—	—	—	—
Net Asset Value, End of Period	$9.33	$8.61	$5.87	$8.98	$9.45
Total Return[4]	15.38%[3]	55.69%	(27.91)%	6.12%	13.83%
Ratios to Average Net Assets:
Net expenses	1.25%	1.24%	1.16%	1.16%	1.16%
Net investment income	6.92%	8.03%	7.21%	5.87%	5.82%
Expense waiver/reimbursement[5]	0.43%	0.66%	0.61%	0.36%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$129,378	$82,857	$53,008	$98,758	$113,935
Portfolio turnover	26%	78%	69%	70%	77%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.12% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.60	$5.87	$8.98	$9.45	$9.02
Income From Investment Operations:
Net investment income	0.58	0.42	0.52[1]	0.47	0.48
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.61	2.70	(2.87)	0.01	0.64
TOTAL FROM INVESTMENT OPERATIONS	1.19	3.12	(2.35)	0.48	1.12
Less Distributions:
Distributions from net investment income	(0.49)	(0.39)	(0.38)	(0.49)	(0.47)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.37)	(0.46)	(0.22)
Return of capital[2]	—	—	(0.01)[1]	—	—
TOTAL DISTRIBUTIONS	(0.49)	(0.39)	(0.76)	(0.95)	(0.69)
Regulatory Settlement Proceeds	0.02[3]	—	—	—	—
Net Asset Value, End of Period	$9.32	$8.60	$5.87	$8.98	$9.45
Total Return[4]	14.53%[3]	54.45%	(28.41)%	5.31%	12.95%
Ratios to Average Net Assets:
Net expenses	2.00%	1.99%	1.91%	1.94%	1.93%
Net investment income	6.56%	7.34%	6.43%	5.08%	5.05%
Expense waiver/reimbursement[5]	0.45%	0.68%	0.61%	0.35%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,307	$15,556	$14,160	$31,624	$42,902
Portfolio turnover	26%	78%	69%	70%	77%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.36% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.58	$5.86	$8.97	$9.44	$9.01
Income From Investment Operations:
Net investment income	0.56	0.43	0.52[1]	0.47	0.48
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.63	2.68	(2.87)	0.01	0.64
TOTAL FROM INVESTMENT OPERATIONS	1.19	3.11	(2.35)	0.48	1.12
Less Distributions:
Distributions from net investment income	(0.49)	(0.39)	(0.38)	(0.49)	(0.47)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.37)	(0.46)	(0.22)
Return of capital[2]	—	—	(0.01)[1]	—	—
TOTAL DISTRIBUTIONS	(0.49)	(0.39)	(0.76)	(0.95)	(0.69)
Regulatory Settlement Proceeds	0.02[3]	—	—	—	—
Net Asset Value, End of Period	$9.30	$8.58	$5.86	$8.97	$9.44
Total Return[4]	14.57%[3]	54.38%	(28.44)%	5.33%	12.97%
Ratios to Average Net Assets:
Net expenses	2.00%	1.99%	1.91%	1.93%	1.93%
Net investment income	6.41%	7.18%	6.48%	5.08%	5.07%
Expense waiver/reimbursement[5]	0.45%	0.66%	0.61%	0.36%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,261	$21,745	$14,661	$27,508	$27,979
Portfolio turnover	26%	78%	69%	70%	77%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,			Period Ended 11/30/2007[1]
	2010	2009	2008
Net Asset Value, Beginning of Period	$8.62	$5.88	$8.98	$9.23
Income From Investment Operations:
Net investment income	0.63	0.53	0.58[2]	0.26
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.63	2.65	(2.86)	(0.25)
TOTAL FROM INVESTMENT OPERATIONS	1.26	3.18	(2.28)	0.01
Less Distributions:
Distributions from net investment income	(0.56)	(0.44)	(0.44)	(0.26)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.37)	—
Return of capital[3]	—	—	(0.01)[2]	—
TOTAL DISTRIBUTIONS	(0.56)	(0.44)	(0.82)	(0.26)
Regulatory Settlement Proceeds	0.02[4]	—	—	—
Net Asset Value, End of Period	$9.34	$8.62	$5.88	$8.98
Total Return[5]	15.36%[4]	55.61%	(27.77)%	0.13%
Ratios to Average Net Assets:
Net expenses	1.25%	1.22%	1.14%	1.21%[6]
Net investment income	7.06%	9.15%	7.40%	5.22%[6]
Expense waiver/reimbursement[7]	0.44%	0.68%	0.61%	0.45%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,781	$929	$837	$540
Portfolio turnover	26%	78%	69%	70%[8]
1	Reflects operations for the period from May 31, 2007 (start of performance) to November 30, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Represents a return of capital for federal income tax purposes.
4	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on the total return.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2010	Ending Account Value 11/30/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,141.70	$6.71
Class B Shares	$1,000	$1,138.90	$10.72
Class C Shares	$1,000	$1,137.90	$10.72
Class F Shares	$1,000	$1,142.90	$6.71
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.80	$6.33
Class B Shares	$1,000	$1,015.04	$10.10
Class C Shares	$1,000	$1,015.04	$10.10
Class F Shares	$1,000	$1,018.80	$6.33
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.25%
Class B Shares	2.00%
Class C Shares	2.00%
Class F Shares	1.25%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2010 was 15.38% for Class A Shares, 14.53% for Class B Shares, 14.57% for Class C Shares and 15.36% for Class F Shares. The total return of the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG),1 a broad-based securities market index, was 12.77%, for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the JPM-EMBIG.

During the reporting period, the most significant factors affecting the Fund's performance relative to the JPM-EMBIG were: (1) the credit quality2 of the portfolio securities (which indicate the risk that securities will default); (2) the duration3 of its portfolio (which indicates the portfolio's price sensitivity to interest rates);4 and (3) the allocation of securities to local debt markets.

For purposes of the following, the discussion will focus on the Fund's Class F Shares. The total return of the Fund's Class F Shares consisted of 7.01% current income and 8.35% capital appreciation in the value of the Fund's shares.

1	The JPM-EMBIG is a total return, trade weighted index for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities in 33 countries. The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The JPM-EMBIG is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
2	High yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment grade securities.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
4	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

Market Overview

The fiscal year ended November 30, 2010 ended in general terms on a positive tone, primarily for emerging markets credit and equity markets, as well as for U.S. credit markets.

During most of the period, the markets were digesting various iterations of confidence crisis and risk aversion triggered by concerns in developed markets, mainly the U.S. and the European Union (EU). Since early in the year, the U.S. markets had an ongoing debate about financial regulatory reform, the extension of tax cuts, and the role of the Federal Reserve in starting-up the economy, which have affected market risk appetite in both equity and credit markets. As the fiscal year ended, the multiple debates had not ended.

In Europe, the market has turned increasingly impatient with regard to currency, fiscal and debt sustainability. The confidence crisis expanded from Greece (in January) into the rest of periphery EU-member countries (Ireland, Portugal, and Spain  –  in May), which experienced growing funding problems for both sovereign credits and banks as market participants distanced themselves from potential twilight debt zones. In response to a deep fiscal crisis acknowledged in early 2010, the newly-elected Greek government approved a series of harsh fiscal austerity measures. Despite the good intentions the market perceived the main risk to be an effective implementation under ongoing distressed economic conditions. As a first crisis control measure for Greece, in early April, the EU and the International Monetary Fund (IMF) established a €40 billion 3-year backstop funding program. Nevertheless, the confidence crisis in Europe continued its course during the summer which forced the EU/IMF to announce a subsequent bailout package of €750-billion to cope with financial strains across the continent. The market continued unconvinced about the package due to implementation risks and an undefined support mechanism.

Emerging markets debt had a solid performance for the reporting period despite various incidents of increased volatility fueled by the external factors described above. After a brief spike in volatility in late January, the market recovered quickly and by mid-April the JPM-EMBIG reached a spread level of around 240 basis points over Treasuries (the tightest level in two years) due to continued inflows and strategic allocations from sovereign wealth funds, Japanese retail funds, and U.S. pension funds. In May the markets experienced a widespread sell-off with high correlation among all asset classes as the crisis in Europe reached its peak. Europe suffered from a lack of proactive measures and resolution by relevant political actors: Germany's Merkel tried to postpone its decision to support Greece until after a key regional election in which she was ultimately defeated, losing with it her party's hold on power in the most populous state. During the summer, the markets gradually recovered with emerging markets debt and equity consistently showing positive performance fueled by continued positive economic data in terms of domestic demand and global demand for commodities.

Annual Shareholder Report

At the end of the reporting period, emerging economies appear to have better prospects for growth than developed economies due to more favorable fiscal balances, lower debt levels, underleveraged private sector and households, and positive demographics. Growing economic activity in emerging markets has resulted in growing inflationary pressures in certain emerging economies, which has moved central banks to shift into a policy tightening mode despite consensus for an extended period of low interest rates in developed economies. Lower external financing needs continued to have a strong positive impact on local currency markets, although with the resulting task for central banks and financial authorities to implement regulations that limit foreign inflows which further pushed inflation.

During the reporting period, emerging market spreads as per JPM-EMBIG traded within a range of between 240 and 370 basis points over U.S. Treasuries, ending at about 322 basis points for a net decrease of 20 basis points from the start of the period. On a yield basis, emerging markets started at 6.5% and traded within a range of 6.8% and 5.3% ending the period at 6.0% for a total return of 12.77%. The drop in yield while keeping the spread relatively constant reflects a substantial gain from the move in U.S. Treasury yields as the market reacted to the eventual implementation of the second round of quantitative easing (QE2) by the Federal Reserve.

Comparatively, the Barclays Capital Global Treasury U.S. Bond Index5 was up 5.0%, the JP Morgan Government Bond Index – Emerging Markets6 (local markets) was up 11.8% and the S&P 500 Index7 was up 9.94%.

Credit Quality

Early in the 12-month reporting period, Fund management allocated, as compared to the JPM-EMBIG, more of its portfolio to relatively higher-yielding sovereign credits within their respective credit rating categories such as Argentina and Uruguay under the premise that risk premiums versus comparable credits continued to be large despite the positive returns from the prior year and that credit fundamentals had not yet been accurately reflected. This strategic allocation was a substantial contributor to Fund performance over the reporting period. Alternatively, the Fund maintained underweight exposure, relative to the JPM-EMBIG, to selected sovereign credits such as Brazil and Mexico, which had a lower risk-return factor under the current market environment. Fund management also maintained overweight off-index exposure relative to the JPM-EMBIG, to corporate credits in Brazil, Mexico and Russia which positively impacted the Fund.

5	The Barclays Capital Global Treasury U.S. Bond Index includes public obligations of the U.S. Treasury that have remaining maturities of one year or more.
6	The JP Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM) is a local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets. It includes 16 countries in Asia, Europe, Latin America and Middle East/Africa that provide easy access and no impediments for foreign investors.
7	The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
Annual Shareholder Report

Duration

In the early part of the fiscal reporting period, the Fund allocated a large percentage of sovereign bonds from each country to securities with longer duration than those comprising the JPM-EMBIG. With the anticipation of a substantial adjustment to global spreads and decline in volatility, the Fund was positioned to benefit from constructive bond price movements. This strategy was in place until late summer after which the portfolio duration was adjusted down by tactically adding corporate credits to reflect increasing concerns and greater uncertainty around the fiscal and monetary policy in the U.S. and a potential increase in U.S. Treasury yields in the latter part of the year. The strategic decision of longer duration early in the period and subsequent reduction positively contributed to relative performance.

Local Markets

During the 12-month reporting period, the Fund's allocation to emerging market securities denominated in local currency was maintained.8 These investments are not represented in the JPM-EMBIG. Throughout the year, there was continued confirmation of sustained economic growth in emerging economies, but with growing signs of inflationary pressures building in countries such as Brazil, China and other Asian economies. Local currency market exposure benefitted from both reduction in global nominal interest rates and increased demand for local currency assets, which resulted in greater appreciation of exchange rates across Asia (ex-China) and marginal appreciation in Latin America.

8	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class A Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	10.13%
5 Years	8.35%
10 Years	11.74%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class B Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	9.03%
5 Years	8.25%
10 Years	11.58%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class C Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	13.57%
5 Years	8.53%
10 Years	11.40%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International High Income Fund (Class F Shares) (the “Fund”) from May 31, 2007 (start of performance) to November 30, 2010, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	13.17%
Start of Performance (5/31/2007)	7.20%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges and contingent deferred sales charges as applicable.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At November 30, 2010, the Fund's issuer country exposure composition was as follows:

Country	Exposure as a Percentage of Total Net Assets[1,2]
Brazil	16.0%
Russia	11.0%
Turkey	10.2%
Mexico	8.7%
Argentina	7.6%
Peru	7.0%
Venezuela	6.3%
Indonesia	4.7%
Uruguay	3.0%
United Arab Emirates	2.8%
Panama	2.6%
Columbia	2.5%
Qatar	2.0%
Dominican Republic	1.6%
Kazakhstan	1.4%
Chile	1.2%
Philippines	1.2%
Egypt	1.0%
Bermuda	0.8%
Sri Lanka	0.8%
El Slavador	0.7%
United States	0.6%
Trinidad and Tobago	0.6%
Croatia	0.5%
Belize	0.4%
Ghana	0.4%
South Africa	0.4%
Ukraine	0.3%
Mongolia	0.1%
Derivative contracts[3,4]	(0.0)%
Cash Equivalents[5]	0.9%
Other Assets and Liabilities — Net[6]	2.7%
TOTAL	100.0%

Annual Shareholder Report

1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign, corporate, fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Represents less than 0.1%.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Annual Shareholder Report

Portfolio of Investments

November 30, 2010

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		COMMON STOCKS – 0.0%
		Cable & Wireless Television – 0.0%
2,500	[1]	Satelites Mexicanos SA, Class INS (IDENTIFIED COST $927,252)	13,750
		Corporate Bonds – 32.4%
		Banking – 5.1%
$2,000,000	[2,3]	Banco BMG SA, Sub., Series 144A, 8.875%, 8/5/2020	2,073,627
1,500,000	[2,3]	Banco Bradesco SA, Sub. Note, Series 144A, 5.90%, 1/16/2021	1,526,250
2,800,000	[2,3]	Banco Credito del Peru, Sr. Note, Series 144A, 5.375%, 9/16/2020	2,800,714
900,000	[2,3]	Banco Cruzeiro Do Sul SA, Sub., Series 144A, 8.875%, 9/22/2020	886,500
1,500,000	[2,3]	VTB Capital SA, Bond, Series 144A, 6.25%, 6/30/2035	1,524,934
		TOTAL	8,812,025
		Broadcast Radio & TV – 1.5%
2,000,000		Grupo Televisa S.A., Sr. Note, 8.50%, 3/11/2032	2,611,777
		Building Materials – 0.4%
615,000	[2,3]	Rearden G Holdings EINS GmbH, Company Guarantee, Series 144A, 7.875%, 3/30/2020	658,050
		Cable & Wireless Television – 0.7%
500,000		Net Servicos de Comunicacao SA, Company Guarantee, 7.50%, 1/27/2020	582,500
1,545,875		Satelites Mexicanos SA, Sr. Note, 10.125%, 11/30/2013	626,079
		TOTAL	1,208,579
		Conglomerate – 0.9%
1,500,000		Voto-Votorantim O/S Trad, Series REGS, 6.625%, 9/25/2019	1,571,250
		Construction & Engineering – 0.9%
1,500,000		Odebrecht Finance Ltd., Series REGS, 7.00%, 4/21/2020	1,608,750
		Container & Glass Products – 1.1%
1,300,000	[1,4]	Vitro SA, Note, 11.75%, 11/1/2013	750,750
2,000,000	[1,4]	Vitro SA, Sr. Unsecd. Note, 9.125%, 2/1/2017	1,155,000
		TOTAL	1,905,750
		Finance – 0.3%
500,000	[2,3]	DTEK Finance BV, Company Guarantee, Series 144A, 9.50%, 4/28/2015	520,000
		Materials – 0.9%
1,400,000	[2,3]	CSN Islands XI Corp., Company Guarantee, Series 144A, 6.875%, 9/21/2019	1,519,000
		Metals & Mining – 4.2%
2,000,000		Alrosa Finance SA, Company Guarantee, 8.875%, 11/17/2014	2,205,300
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
$1,300,000	[2,3]	Bumi Investment PTE Ltd., Company Guarantee, Series 144A, 10.75%, 10/6/2017	1,352,000
3,250,000		Vale Overseas Ltd., 6.875%, 11/21/2036	3,635,743
		TOTAL	7,193,043
		Mortgage Banks – 0.9%
1,500,000	[2,3]	Credito Real, S.A. de C.V., Sr. Note, Series 144A, 10.25%, 4/14/2015	1,567,500
		Oil & Gas – 5.5%
1,000,000	[2,3]	CITGO Petroleum Corp., Sr. Secd. Note, Series 144A, 11.50%, 7/1/2017	1,150,000
700,000		Ecopetrol SA, Note, 7.625%, 7/23/2019	838,250
1,000,000	[2,3]	Empresa Nacional del Petroleo, Note, Series 144A, 5.25%, 8/10/2020	1,028,216
1,000,000	[2,3]	IPIC GMTN, Ltd., Company Guarantee, Series 144A, 5.00%, 11/15/2020	979,195
1,000,000	[2,3]	KazMunaiGaz Finance Sub B.V., Company Guarantee, Series 144A, 6.375%, 4/9/2021	972,500
1,000,000	[2,3]	Lukoil International Finance BV, Company Guarantee, Series 144A, 6.125%, 11/9/2020	985,000
2,000,000		Pemex Project Funding Master, Company Guarantee, 6.625%, 6/15/2035	2,094,458
1,000,000		Petroleos de Venezuela, S.A., Sub., Series 2016, 5.125%, 10/28/2016	520,000
958,333		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 6.00%, 5/8/2022	963,125
		TOTAL	9,530,744
		Paper Products – 1.2%
2,000,000	[2,3]	Fibria Overseas Finance, Company Guarantee, Series 144A, 7.50%, 5/4/2020	2,130,000
		Real Estate – 1.1%
1,900,000	[2,3]	Qatari Diar Finance QSC, Foreign Gov't. Guarantee, Series 144A, 5.00%, 7/21/2020	1,955,119
		Telecommunications & Cellular – 5.4%
650,000	[2]	Digicel Ltd., Sr. Note, Series 144A, 10.50%, 4/15/2018	718,250
600,000	[2]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	633,000
1,000,000	[2,3]	Indosat Palapa Co. B.V., Company Guarantee, Series 144A, 7.375%, 7/29/2020	1,097,500
1,500,000	[2,3]	MTS International Funding Ltd., Sr. Unsecd. Note, Series 144A, 8.625%, 6/22/2020	1,676,250
500,000	[2,3]	Qtel International Finance Ltd., Bank Guarantee, Series 144A, 5.00%, 10/19/2025	466,696
1,000,000	[2,3]	Qtel International Finance Ltd., Company Guarantee, Series 144A, 4.75%, 2/16/2021	963,071
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
$1,400,000	[2,3]	Telemar Norte Leste SA, Sr. Unsecd. Note, Series 144A, 5.50%, 10/23/2020	1,396,500
1,200,000	[2,3]	Telemovil Finance Co., Ltd., Company Guarantee, Series 144A, 8.00%, 10/1/2017	1,221,000
1,000,000		VIP FIN (Vimpelcom), Series REGS, 9.125%, 4/30/2018	1,115,750
		TOTAL	9,288,017
		Utilities – 2.3%
2,000,000	[2,3]	Dubai Electricity & Water, Note, Series 144A, 8.50%, 4/22/2015	2,081,926
2,000,000	[2,3]	Dubai Electricity & Water, Sr. Unsecd. Note, Series 144A, 7.375%, 10/21/2020	1,856,284
		TOTAL	3,938,210
		TOTAL CORPORATE BONDS (IDENTIFIED COST $55,115,548)	56,017,814
		Floating Rate Loan – 0.3%
600,000	[5]	Carolbrl, 4.050%, 9/28/2011 (IDENTIFIED COST $589,555)	480,000
		Governments/Agencies – 62.6%
		Sovereign – 62.6%
15,000,000		Argentina, Government of, Note, 3.16878%, 12/15/2035	1,275,000
13,169,475		Argentina, Government of, Note, 8.28%, 12/31/2033	11,720,832
1,064,240		Argentina, Government of, Sr. Unsecd. Note, 12.00%, 12/15/2035	90,460
815,000		Belize, Government of, Unsub., 6.00%, 2/20/2029	717,200
1,500,000		Brazil, Government of, Note, 6.00%, 5/15/2015	1,697,880
14,050,000		Brazil, Government of, Note, 10.00%, 1/1/2017	7,737,055
507,000,000		Chile, Government of, Note, 5.50%, 8/5/2020	1,078,357
2,400,000		Colombia, Government of, 7.375%, 9/18/2037	2,988,000
400,000		Colombia, Government of, Bond, 6.125%, 1/18/2041	425,691
900,000	[2,3]	Croatia, Government of, Note, Series 144A, 6.625%, 7/14/2020	952,875
2,500,000		Dominican Republic, Government of, Sr. Unsecd. Note, 7.50%, 5/6/2021	2,762,750
480,000	[2,3]	Egypt, Government of, Note, Series 144A, 5.75%, 4/29/2020	518,400
1,050,000	[2,3]	Egypt, Government of, Note, Series 144A, 6.875%, 4/30/2040	1,155,000
550,000		Ghana, Government of, Unsecd. Note, 8.50%, 10/4/2017	624,250
1,800,000		Indonesia, Government of, 6.625%, 2/17/2037	2,046,600
2,500,000	[2,3]	Indonesia, Government of, Series 144A, 8.50%, 10/12/2035	3,425,000
1,350,000	[2,3]	Kazakhstan, Government of, Series 144A, Company Guarantee, 6.375%, 10/6/2020	1,377,000
15,000,000		Mexico, Government of, Bond, 10.00%, 12/5/2024	1,527,694
3,750,000		Panama, Government of, 6.70%, 1/26/2036	4,439,056
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
4,276,000		Peru, Government of, 6.55%, 3/14/2037	4,896,020
10,825,000		Peru, Government of, Sr. Unsecd. Note, 7.84%, 8/12/2020	4,370,914
88,000,000		Philippines, Government of, Sr. Unsecd. Note, 4.95%, 1/15/2021	2,126,616
4,220,000		Republica Oriental del Uruguay, 7.625%, 3/21/2036	5,264,450
4,600,000	[2,3]	Russia, Government of, Bond, Series 144A, 5.00%, 4/29/2020	4,603,450
5,862,250		Russia, Government of, Unsub., 7.50%, 3/31/2030	6,753,898
600,000		South Africa, Government of, Bond, 5.50%, 3/9/2020	660,750
555,000		Sri Lanka, Government of, Note, 7.40%, 1/22/2015	623,348
650,000	[2,3]	Sri Lanka, Government of, Series 144A, Sr. Unsecd. Note, 6.25%, 10/4/2020	672,750
4,200,000		Turkey, Government of, 14.00%, 9/26/2012	3,087,373
6,930,000		Turkey, Government of, 6.875%, 3/17/2036	8,004,150
6,000,000		Turkey, Government of, Bond, 5.625%, 3/30/2021	6,510,000
4,000,000		United Mexican States, 6.75%, 9/27/2034	4,716,113
1,500,000		Venezuela, Government of, 10.75%, 9/19/2013	1,395,000
12,250,000		Venezuela, Government of, 9.375%, 1/13/2034	7,778,750
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $98,548,096)	108,022,682
		Investment Fund – 0.6%
10,000		GML Agricultural Commodity Trade Finance Fund (IDENTIFIED COST $1,000,000)	1,054,974
		MUTUAL FUNDS – 1.5%;6
1,552,179	[7]	Federated Prime Value Obligations Fund, Institutional Shares, 0.21%	1,552,179
104,936		Federated Project and Trade Finance Core Fund	1,047,257
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $2,601,490)	2,599,436
		TOTAL INVESTMENTS — 97.4% (IDENTIFIED COST $158,781,941)[8]	168,188,656
		OTHER ASSETS AND LIABILITIES - NET — 2.6%[9]	4,538,258
		TOTAL NET ASSETS — 100%	$172,726,914

Annual Shareholder Report

At November 30, 2010, the Fund had the following outstanding foreign exchange contract:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Unrealized Depreciation
Contracts Purchased:
12/20/2010	1,271,506 Euro	144,716,500 Japanese Yen	$(79,273)

Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2010, these restricted securities amounted to $48,443,557, which represented 28.0% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2010, these liquid restricted securities amounted to $47,092,307, which represented 27.3% of total net assets.
4	Issuer in default.
5	The rate shown represents a weighted average coupon rate on settled positions at year end. Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
6	Affiliated companies.
7	7-Day net yield.
8	The cost of investments for federal tax purposes amounts to $159,761,656.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2010, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 – Quoted Prices and Investments in Mutual Funds*	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
International	$ —	$13,750	$ —	$13,750
Debt Securities:
Corporate Bonds	—	56,017,814	—	56,017,814
Floating Rate Loan	—	480,000	—	480,000
Governments/Agencies	—	108,022,682	—	108,022,682
Investment Fund	1,054,974	—	—	1,054,974
Mutual Funds	2,599,436	—	—	2,599,436
TOTAL SECURITIES	$3,654,410	$164,534,246	$ —	$168,188,656
OTHER FINANCIAL INSTRUMENTS**	$ —	$(79,273)	$ —	$(79,273)
*	Federated Project and Trade Finance Core Fund is an affiliated holding offered only to registered investment companies and other accredited investors.
**	Other financial instruments include foreign exchange contracts.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2010

Assets:
Total investments in securities, at value including $2,599,436 of investments in affiliated issuers (Note 5) (identified cost $158,781,941)		$168,188,656
Cash denominated in foreign currencies (identified cost $508,550)		502,178
Income receivable		3,329,582
Receivable for shares sold		1,410,653
Bank loan receivable		30,625
TOTAL ASSETS		173,461,694
Liabilities:
Payable for shares redeemed	$247,691
Payable for foreign exchange contracts	79,273
Income distribution payable	247,852
Payable for transfer and dividend disbursing agent fees and expenses	23,899
Payable for auditing fees	28,075
Payable for distribution services fee (Note 5)	26,087
Payable for shareholder services fee (Note 5)	46,291
Accrued expenses	35,612
TOTAL LIABILITIES		734,780
Net assets for 18,518,628 shares outstanding		$172,726,914
Net Assets Consist of:
Paid-in capital		$166,067,842
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		9,317,235
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(3,114,709)
Undistributed net investment income		456,546
TOTAL NET ASSETS		$172,726,914
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($129,378,094 ÷ 13,862,110 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$9.33
Offering price per share (100/95.50 of $9.33)	$9.77
Redemption proceeds per share	$9.33
Class B Shares:
Net asset value per share ($14,307,002 ÷ 1,535,477 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$9.32
Offering price per share	$9.32
Redemption proceeds per share (94.50/100 of $9.32)	$8.81
Class C Shares:
Net asset value per share ($27,260,834 ÷ 2,930,360 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$9.30
Offering price per share	$9.30
Redemption proceeds per share (99.00/100 of $9.30)	$9.21
Class F Shares:
Net asset value per share ($1,780,984 ÷ 190,681 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$9.34
Offering price per share (100/99.00 of $9.34)	$9.43
Redemption proceeds per share (99.00/100 of $9.34)	$9.25

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2010

Investment Income:
Interest		$11,412,233
Dividends (including $84,481 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $7,864)		76,617
TOTAL INCOME		11,488,850
Expenses:
Investment adviser fee (Note 5)	$1,183,493
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	82,270
Transfer and dividend disbursing agent fees and expenses	199,276
Directors'/Trustees' fees	2,763
Auditing fees	28,130
Legal fees	5,673
Portfolio accounting fees	101,362
Distribution services fee — Class B Shares (Note 5)	109,325
Distribution services fee — Class C Shares (Note 5)	175,458
Shareholder services fee — Class A Shares (Note 5)	243,824
Shareholder services fee — Class B Shares (Note 5)	36,442
Shareholder services fee — Class C Shares (Note 5)	58,175
Shareholder services fee — Class F Shares (Note 5)	2,982
Account administration fee — Class A Shares	1,047
Share registration costs	66,992
Printing and postage	39,354
Insurance premiums	4,373
Taxes	10,184
Interest expense	157
Miscellaneous	4,991
TOTAL EXPENSES	2,626,271
Annual Shareholder Report

Statement of Operations — continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(546,269)
Waiver of administrative personnel and services fee	(53,606)
TOTAL WAIVERS AND REIMBURSEMENT		$(599,875)
Net expenses			$2,026,396
Net investment income			9,462,454
Realized and Unrealized Gain on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized loss of $209 on sale of investments in an affiliated issuer (Note 5))			177,512
Net realized gain on futures contracts			101,560
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			8,567,380
Net change in unrealized depreciation of futures contracts			42,242
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			8,888,694
Change in net assets resulting from operations			$18,351,148

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,462,454	$7,263,144
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	279,072	(2,387,792)
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	8,609,622	34,923,660
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	18,351,148	39,799,012
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(6,068,916)	(3,652,999)
Class B Shares	(808,792)	(797,321)
Class C Shares	(1,290,285)	(951,606)
Class F Shares	(74,831)	(47,666)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,242,824)	(5,449,592)
Share Transactions:
Proceeds from sale of shares	119,102,240	48,826,053
Net asset value of shares issued to shareholders in payment of distributions declared	5,867,146	4,062,994
Cost of shares redeemed	(83,705,322)	(48,818,950)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	41,264,064	4,070,097
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	268,530	—
Change in net assets	51,640,918	38,419,517
Net Assets:
Beginning of period	121,085,996	82,666,479
End of period (including undistributed (distributions in excess of) net investment income of $456,546 and $(502,646), respectively)	$172,726,914	$121,085,996

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2010

1. ORGANIZATION

Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International High Income Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market Annual Shareholder Report conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

Annual Shareholder Report

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At November 30, 2010, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Directors, held at November 30, 2010, is as follows:

Security	Acquisition Date	Cost	Market Value
Digicel Ltd., Sr. Note, Series 144A, 10.50%, 4/15/2018	3/16/2010	$650,000	$718,250
Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	11/23/2009	$591,750	$633,000

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Payable for foreign exchange contracts	$79,273
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$101,560	$ —	$101,560
Foreign exchange contracts	$ —	$12,473	$12,473
TOTAL	$101,560	$12,473	$114,033
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$42,242	$ —	$42,242
Foreign exchange contracts	$ —	$(79,273)	$(79,273)
TOTAL	$42,242	$(79,273)	$(37,031)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,880,221	$107,497,866	5,440,977	$43,286,447
Shares issued to shareholders in payment of distributions declared	495,504	4,408,541	399,059	2,970,995
Shares redeemed	(8,137,498)	(72,801,466)	(5,244,031)	(38,305,757)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	4,238,227	$39,104,941	596,005	$7,951,685
Year Ended November 30	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	312,622	$2,830,710	263,602	$1,911,948
Shares issued to shareholders in payment of distributions declared	70,489	622,448	72,913	536,443
Shares redeemed	(656,991)	(5,813,518)	(939,529)	(6,740,825)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(273,880)	$(2,360,360)	(603,014)	$(4,292,434)
Annual Shareholder Report

Year Ended November 30	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	868,169	$7,878,677	427,957	$3,417,360
Shares issued to shareholders in payment of distributions declared	86,419	765,728	68,693	510,824
Shares redeemed	(557,228)	(4,880,232)	(464,711)	(3,326,502)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	397,360	$3,764,173	31,939	$601,682
Year Ended November 30	2010		2009
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	98,170	$894,987	26,676	$210,298
Shares issued to shareholders in payment of distributions declared	7,905	70,429	6,094	44,732
Shares redeemed	(23,161)	(210,106)	(67,540)	(445,866)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	82,914	$755,310	(34,770)	$(190,836)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	4,444,621	$41,264,064	(9,840)	$4,070,097

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign exchange realized gains/losses, discount accretion/premium amortization on debt securities and reclassification for regulatory settlement proceeds.

For the year ended November 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(268,530)	$(260,438)	$528,968

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$8,242,824	$5,449,592

Annual Shareholder Report

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$780,009
Net unrealized appreciation	$8,416,793
Capital loss carryforwards	$(2,537,730)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for wash sales, discount accretion/premium amortization on debt securities, defaulted bonds and inflation adjustments on foreign TIPS.

At November 30, 2010, the cost of investments for federal tax purposes was $159,761,656. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $8,427,000. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $14,577,173 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,150,173.

At November 30, 2010, the Fund had a capital loss carryforward of $2,537,730 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$981,602
2017	$1,556,128

The Fund used capital loss carryforwards of $1,207,101 to offset taxable capital gains realized during the year ended November 30, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the Adviser voluntarily waived $539,366 of its fee.

Annual Shareholder Report

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, FAS waived $53,606 of its fee. The net fee paid to FAS was 0.155% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2010, FSC retained $42,316 of fees paid by the Fund. For the year ended November 30, 2010, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2010, FSC retained $27,319 in sales charges from the sale of Class A Shares. FSC also retained $204 of CDSC relating to redemptions of Class C Shares.

Annual Shareholder Report

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $2,939 of Service Fees for the year ended November 30, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2010, FSSC received $2,694 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 2.00%, 2.00% and 1.25% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2010, the Adviser reimbursed $6,903. Transactions involving the affiliated holdings during the year ended November 30, 2010, were as follows:

Affiliates	Balance of Shares Held 11/30/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2010	Value	Dividend Income
Federated Project and Trade Finance Core Fund	150,887	57,463	103,414	104,936	$1,047,257	$70,674
Federated Prime Value Obligations Fund, Institutional Shares	22,634,256	98,651,281	119,733,358	1,552,179	$1,552,179	$13,807
TOTAL OF AFFILIATED TRANSACTIONS	22,785,143	98,708,744	119,836,772	1,657,115	$2,599,436	$84,481
Annual Shareholder Report

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2010, were as follows:

Purchases	$108,457,956
Sales	$55,129,766

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate (LIBOR). As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

10. REGULATORY SETTLEMENT PROCEEDS

The Fund received $268,530 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

11. Legal Proceedings

Since February, 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

Annual Shareholder Report

13. Subsequent events

Effective February 21, 2011, the Fund's name will change to Federated Emerging Market Debt Fund.

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL HIGH INCOME fund:

We have audited the accompanying statement of assets and liabilities of Federated International High Income Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International High Income Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2011

Annual Shareholder Report

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management and director experience.
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2010

Federated International High Income Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the report, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance was at the median of the relevant peer group for the three and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International High Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755
Cusip 31428U649

G01949-01 (1/11)

Federated is a registered mark of Federated Investors, Inc.
2011  ©Federated Investors, Inc.

Federated International Leaders Fund

Established 1998

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2010

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.24	$13.97	$26.04	$23.49	$18.22
Income From Investment Operations:
Net investment income	0.07[1]	0.16[1]	0.32[1]	0.21[1]	0.53[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.02	7.58	(12.22)	2.82	4.83
TOTAL FROM INVESTMENT OPERATIONS	2.09	7.74	(11.90)	3.03	5.36
Less Distributions:
Distributions from net investment income	(0.01)	(0.47)	(0.17)	(0.48)	(0.09)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$23.32	$21.24	$13.97	$26.04	$23.49
Total Return[3]	9.85%	56.56%	(46.00)%	13.09%	29.51%
Ratios to Average Net Assets:
Net expenses	1.65%[4]	1.78%	1.65%	1.65%	1.65%
Net investment income	0.33%	0.98%	1.45%	0.83%	2.54%
Expense waiver/reimbursement[5]	0.12%	0.42%	0.24%	0.08%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$186,495	$178,706	$51,749	$115,052	$86,655
Portfolio turnover	24%	21%	3%	12%	8%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.65% for the year ended November 30, 2010, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
1

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.20	$13.12	$24.49	$22.14	$17.22
Income From Investment Operations:
Net investment income (loss)	(0.09)[1]	0.03[1]	0.13[1]	0.02[1]	0.36[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.91	7.18	(11.50)	2.66	4.56
TOTAL FROM INVESTMENT OPERATIONS	1.82	7.21	(11.37)	2.68	4.92
Less Distributions:
Distributions from net investment income	—	(0.13)	—	(0.33)	—
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$22.02	$20.20	$13.12	$24.49	$22.14
Total Return[3]	9.01%	55.41%	(46.43)%	12.23%	28.57%
Ratios to Average Net Assets:
Net expenses	2.40%[4]	2.52%	2.40%	2.40%	2.40%
Net investment income (loss)	(0.42)%	0.22%	0.64%	0.06%	1.80%
Expense waiver/reimbursement[5]	0.12%	0.43%	0.24%	0.08%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,973	$18,719	$12,837	$46,055	$46,604
Portfolio turnover	24%	21%	3%	12%	8%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.40% for the year ended November 30, 2010, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
2

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.16	$13.15	$24.55	$22.20	$17.27
Income From Investment Operations:
Net investment income (loss)	(0.09)[1]	0.03[1]	0.14[1]	0.02[1]	0.36[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.91	7.17	(11.54)	2.67	4.57
TOTAL FROM INVESTMENT OPERATIONS	1.82	7.20	(11.40)	2.69	4.93
Less Distributions:
Distributions from net investment income	—	(0.19)	—	(0.34)	—
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$21.98	$20.16	$13.15	$24.55	$22.20
Total Return[3]	9.03%	55.37%	(46.44)%	12.27%	28.55%
Ratios to Average Net Assets:
Net expenses	2.40%[4]	2.54%	2.39%	2.39%	2.40%
Net investment income (loss)	(0.43)%	0.18%	0.68%	0.09%	1.82%
Expense waiver/reimbursement[5]	0.13%	0.41%	0.24%	0.08%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$38,557	$36,918	$5,474	$14,662	$11,911
Portfolio turnover	24%	21%	3%	12%	8%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.40% for the year ended November 30, 2010, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
3

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2010	Ending Account Value 11/30/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,212.10	$8.37
Class B Shares	$1,000	$1,207.20	$12.50
Class C Shares	$1,000	$1,207.00	$12.56
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.50	$7.64
Class B Shares	$1,000	$1,013.74	$11.41
Class C Shares	$1,000	$1,013.69	$11.46
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.51%
Class B Shares	2.26%
Class C Shares	2.27%
Annual Shareholder Report
5

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2010, was 9.85% for Class A Shares, 9.01% for Class B Shares and 9.03% for Class C Shares. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index1 (MSCI-EAFE) was 1.11% for the same period.2 The Fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI-EAFE.

The following discussion will focus on the performance of the Fund's
Class A Shares.

MARKET OVERVIEW

During the reporting period the global markets reflected the tale of two cities: it was the best of times; it was the worst of times. The sovereign debt crisis continued to slowly spread across Europe claiming Greece, Ireland and Spain as its victims. In the United States, stubbornly high unemployment and below-trend economic growth continued to pressure the U.S. Federal Reserve into further quantitative easing. In Japan, political turmoil, anemic domestic growth and a strong yen curtailed Japan's relative performance. In China, economic growth continued without abatement during the 12-month reporting period and this led the government to implement various restrictive measures to slow down the economy and head off inflation. However, emerging markets were the winners of this period as they were not impacted by the maladies suffered by many developed nations.

1	Effective July 1, 2009, the fund's benchmark changed from the MSCI-EAFE Value Index to the MSCI-EAFE. The MSCI-EAFE is an unmanaged market capitalization index comprising 22 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investments cannot be made in an index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

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6

As a result, international equity markets, as measured by the MSCI-EAFE Index, climbed 1.11% on a total return basis during the reporting period. On a regional basis, emerging markets were the strongest performer with the MSCI Emerging Markets Index3 climbing 15.34% during the reporting period. The United States was the second best performing region and then Japan and Europe. MSCI US Broad Market Index added 9.79%,4 MSCI Japan gained 8.09%5 and MSCI Europe6 fell (2.72)% during the reporting period.

Over the reporting period, the U.S. dollar appreciated 13.5% against the euro and depreciated 3.2% against the Japanese yen. Crude oil climbed 8.84% and gold soared 17.5%.

3	The MSCI Emerging Markets Index measures the equity market performance of 21 emerging market country indices. The index is unmanaged, and investments cannot be made in an index.
4	The MSCI US Broad Market Index represents the universe of companies in the US equity market, including large, mid, small and micro cap companies. This index targets for inclusion 99.5% of the capitalization of the US equity market.
5	The MSCI Japan Index measures the performance of the Japanese equity market. It is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization. The index is unmanaged, and investments cannot be made in an index.
6	The MSCI Europe Index measures the equity market performance of 16 developed markets in Europe. The index is unmanaged, and investments cannot be made in an index.

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7

FUND PERFORMANCE

The key drivers of the Fund's outperformance compared to the MSCI-EAFE Index were its strong stock selection in Consumer Discretionary, Industrials and Financials. From a regional perspective, the Fund benefited from its strong stock selection in Switzerland, Germany and United Kingdom and its overweight in Bermuda.

In Consumer Discretionary, luxury related stocks such as: Swiss jewelry manufacturer Compagnie Financiere Richemont; German automaker Bayerische Moteren Werke; Bermuda incorporated jewelry retailer Signet Jewelers Ltd.; and Swiss watch maker Swatch Group were the top performers. In Industrials, top performers were: the United Kingdom's employment recruiter Michael Page Intl.; Sweden's security lock manufacturer Assa Abloy AB; and Sweden's truck manufacturer Volvo AB. In Financials, performance was driven by United Kingdom asset manager Schroders Plc and Switzerland's private wealth manager Julius Baer Group Ltd.

On the negative side, the Fund's relative performance was hurt by its underweight in Japan, underweight in Information Technology and Consumer Staples and stock selection within Health Care. The fund remained underweight in Japan at the close of the reporting period, as Japan faces headwinds from a strong yen and unattractive equity valuations, which are relatively more expensive compared to Europe and emerging markets. Within Information Technology and Consumer Staples, the lack of ownership of Japan's technology hardware manufacturers Canon Inc. and Hitachi Ltd. as well as United Kingdom cigarette manufacturer British American Tobacco hindered relative performance. In Health Care, Swiss drug manufacturer Roche Ag and Swiss dental implant manufacturer Nobel Biocare Ag posted worse-than-expected quarterly results.

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GROWTH OF A $10,000 INVESTMENT – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Leaders Fund (Class A Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	3.79%
5 Years	5.15%
10 Years	6.62%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI-EAFE is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
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GROWTH OF A $10,000 INVESTMENT – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Leaders Fund (Class B Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	3.51%
5 Years	5.22%
10 Years	6.58%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI-EAFE is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
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GROWTH OF A $10,000 INVESTMENT – CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Leaders Fund (Class C Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	8.03%
5 Years	5.54%
10 Years	6.43%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI-EAFE is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.

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11

Portfolio of Investments Summary Tables (unaudited)

At November 30, 2010, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
Switzerland	22.5%
United Kingdom	13.3%
Germany	11.3%
France	9.6%
Bermuda	5.9%
Hong Kong	5.1%
Jersey Channel Isle	4.4%
Singapore	4.4%
Sweden	4.1%
Ireland	4.0%
Mexico	3.9%
Canada	3.7%
Netherlands	3.2%
Spain	2.1%
Norway	0.7%
Cash Equivalents[2]	1.1%
Other Assets and Liabilities — Net[3]	0.7%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

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12

At November 30, 2010, the Fund's sector classification composition4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	31.0%
Consumer Discretionary	26.4%
Industrials	21.1%
Materials	8.5%
Consumer Staples	5.7%
Energy	2.9%
Information Technology	2.6%
Cash Equivalents[2]	1.1%
Other Assets and Liabilities — Net[3]	0.7%
TOTAL	100.0%
4	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments

November 30, 2010

Shares			Value in U.S. Dollars
		COMMON STOCKS – 98.2%
		Bermuda – 5.9%
321,576		Invesco Ltd.	6,991,062
205,269	[1]	Signet Jewelers Ltd.	8,175,864
		TOTAL	15,166,926
		Canada – 3.7%
135,600		Nexen, Inc.	2,836,035
22,200		Potash Corp. of Saskatchewan, Inc.	3,191,250
129,414		Sun Life Financial Services of Canada	3,491,590
		TOTAL	9,518,875
		France – 9.6%
232,200		AXA	3,333,565
115,764		Accor SA	4,893,462
109,734		BNP Paribas SA	6,495,277
115,764	[1]	Edenred	2,575,586
22,923		L'Oreal SA	2,437,845
346,103		Tf1 — Tv Francaise	5,033,949
		TOTAL	24,769,684
		Germany, Federal Republic of – 11.3%
109,475		Bayerische Motoren Werke AG	8,232,090
154,511		Daimler AG	10,002,082
146,148		SAP AG	6,818,087
102,571		ThyssenKrupp AG	3,917,048
		TOTAL	28,969,307
		Hong Kong – 5.1%
458,000	[1]	Dah Sing Financial Group	3,179,122
57,250	[1]	Dah Sing Financial Group, Rights	117,226
662,900		Hang Lung Properties Ltd.	3,073,289
235,086		Sun Hung Kai Properties	3,869,106
211,000		Wing Hang Bank Ltd.	2,766,198
		TOTAL	13,004,941
		Ireland – 4.0%
185,284		CRH PLC	3,222,807
174,200		Ingersoll-Rand PLC, Class A	7,142,200
		TOTAL	10,365,007
Annual Shareholder Report
14

Shares			Value in U.S. Dollars
		Jersey Channel Isle – 4.4%
516,852		WPP PLC	5,720,013
212,332	[1]	Wolseley PLC	5,667,462
		TOTAL	11,387,475
		Mexico – 3.9%
86,600		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	4,478,086
238,300		Grupo Televisa SA, ADR	5,552,390
		TOTAL	10,030,476
		Netherlands – 3.2%
88,143		Akzo Nobel NV	4,740,175
124,486		Philips Electronics NV	3,359,438
		TOTAL	8,099,613
		Norway – 0.7%
40,000		Yara International ASA	1,903,965
		Singapore – 4.4%
518,000		City Developments Ltd.	4,966,774
355,140		DBS Group Holdings Ltd.	3,765,638
182,154		United Overseas Bank Ltd.	2,552,239
		TOTAL	11,284,651
		Spain – 2.1%
558,493		Banco Santander, SA	5,292,151
		Sweden – 4.1%
243,800		Assa Abloy AB, Class B	6,544,920
279,200		Volvo AB, Class B	4,053,310
		TOTAL	10,598,230
		Switzerland – 22.5%
161,500		ABB Ltd.	3,129,751
153,634		Adecco SA	8,748,252
173,225		Compagnie Financiere Richemont SA, Class A	9,337,391
222,583		Credit Suisse Group AG	8,214,491
4,811		Givaudan SA	4,822,265
207,745		Julius Baer Group Ltd.	7,886,300
78,148		Nestle SA	4,247,470
17,049		Swatch Group AG, Class B	6,845,760
221,093	[1]	Weatherford International Ltd.	4,512,508
		TOTAL	57,744,188
		United Kingdom – 13.3%
282,479		Diageo PLC	5,026,525
Annual Shareholder Report
15

Shares			Value in U.S. Dollars
872,605		HSBC Holdings PLC	8,834,305
99,536		Imperial Tobacco Group PLC	2,919,966
224,239		InterContinental Hotels Group PLC	3,976,234
1,137,808		Michael Page International PLC	8,436,650
196,932		Schroders PLC	4,888,831
		TOTAL	34,082,511
		TOTAL COMMON STOCKS (IDENTIFIED COST $194,042,024)	252,218,000
		MUTUAL FUND – 1.1%
2,847,596	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.21% (AT NET ASSET VALUE)	2,847,596
		TOTAL INVESTMENTS — 99.3% (IDENTIFIED COST $196,889,620)[4]	255,065,596
		OTHER ASSETS AND LIABILITIES - NET — 0.7%[5]	1,906,021
		TOTAL NET ASSETS — 100%	$256,971,617

At November 30, 2010, the Fund had the following outstanding foreign exchange contract:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Unrealized Depreciation
Contracts Purchased:
12/2/2010	836,503 Swiss Franc	$836,252	$(2,791)

Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $196,859,507.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2010.

Annual Shareholder Report

16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of November 30, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value and includes $173,803,250 of securities transferred from Level 2 to Level 1 because quoted prices on equity securities traded principally in foreign markets were utilized to value securities for which fair value factors were previously applied to account for significant post market close activity.

The following acronym is used throughout this portfolio:

ADR	— American Depositary Receipt

See Notes which are an integral part of the Financial Statements

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17

Statement of Assets and Liabilities

November 30, 2010

Assets:
Total investments in securities, at value including $2,847,596 of investments in an affiliated issuer (Note 5) (identified cost $196,889,620)		$255,065,596
Cash		305
Cash denominated in foreign currencies (identified cost $176,850)		170,549
Income receivable		673,005
Receivable for investments sold		1,992,592
Receivable for shares sold		432,430
TOTAL ASSETS		258,334,477
Liabilities:
Payable for investments purchased	$833,460
Payable for shares redeemed	283,751
Payable for foreign exchange contracts	2,791
Payable for transfer and dividend disbursing agent fees and expenses	76,482
Payable for Directors'/Trustees' fees	4,798
Payable for distribution services fee (Note 5)	35,323
Payable for shareholder services fee (Note 5)	80,700
Accrued expenses	45,555
TOTAL LIABILITIES		1,362,860
Net assets for 11,159,699 shares outstanding		$256,971,617
Net Assets Consist of:
Paid-in capital		$260,107,232
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		58,193,863
Accumulated net realized loss on investments and foreign currency transactions		(61,768,954)
Undistributed net investment income		439,476
TOTAL NET ASSETS		$256,971,617
Annual Shareholder Report
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Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($186,494,786 ÷ 7,997,671 shares outstanding), no par value, unlimited shares authorized	$23.32
Offering price per share (100/94.50 of $23.32)	$24.68
Redemption proceeds per share (98.00/100 of $23.32)	$22.85
Class B Shares:
Net asset value per share ($15,972,835 ÷ 725,251 shares outstanding), no par value, unlimited shares authorized	$22.02
Offering price per share	$22.02
Redemption proceeds per share (92.50/100 of $22.02)	$20.37
Class C Shares:
Net asset value per share ($38,556,955 ÷ 1,753,850 shares outstanding), no par value, unlimited shares authorized	$21.98
Offering price per share	$21.98
Redemption proceeds per share (97.00/100 of $21.98)	$21.32
Institutional Shares:
Net asset value per share ($15,947,041 ÷ 682,927 shares outstanding), no par value, unlimited shares authorized	$23.35
Offering price per share	$23.35
Redemption proceeds per share (98.00/100 of $23.35)	$22.88

See Notes which are an integral part of the Financial Statements

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19

Statement of Operations

Year Ended November 30, 2010

Investment Income:
Dividends (including $3,165 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $443,264)		$4,598,124
Expenses:
Investment adviser fee (Note 5)	$2,345,825
Administrative personnel and services fee (Note 5)	247,864
Custodian fees	98,078
Transfer and dividend disbursing agent fees and expenses	607,785
Directors'/Trustees' fees	8,400
Auditing fees	28,130
Legal fees	6,309
Portfolio accounting fees	68,816
Distribution services fee — Class B Shares (Note 5)	126,532
Distribution services fee — Class C Shares (Note 5)	278,694
Shareholder services fee — Class A Shares (Note 5)	426,140
Shareholder services fee — Class B Shares (Note 5)	42,177
Shareholder services fee — Class C Shares (Note 5)	92,295
Account administration fee — Class A Shares	9,737
Account administration fee — Class C Shares	603
Share registration costs	74,874
Printing and postage	64,372
Insurance premiums	4,323
Taxes	7,421
Miscellaneous	7,491
TOTAL EXPENSES	4,545,866
Annual Shareholder Report
20

Statement of Operations — continued
Waivers, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(250,356)
Waiver of administrative personnel and services fee (Note 5)	(47,119)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(845)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		$(298,320)
Net expenses			$4,247,546
Net investment income			350,578
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			342,682
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			20,294,048
Net realized and unrealized gain on investments and foreign currency transactions			20,636,730
Change in net assets resulting from operations			$20,987,308

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Year Ended November 30	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$350,578	$620,783
Net realized gain (loss) on investments and foreign currency transactions	342,682	(5,073,636)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	20,294,048	36,476,776
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	20,987,308	32,023,923
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(94,049)	(1,704,698)
Class B Shares	—	(121,058)
Class C Shares	—	(80,400)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(94,049)	(1,906,156)
Share Transactions:
Proceeds from sale of shares	87,519,632	22,459,805
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	—	139,454,962
Net asset value of shares issued to shareholders in payment of distributions declared	83,039	1,738,701
Cost of shares redeemed	(85,886,619)	(29,490,816)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,716,052	134,162,652
Redemption Fees	18,915	3,064
Change in net assets	22,628,226	164,283,483
Net Assets:
Beginning of period	234,343,391	70,059,908
End of period (including undistributed net investment income of $439,476 and $92,390, respectively)	$256,971,617	$234,343,391

See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

November 30, 2010

1. ORGANIZATION

Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (formerly, Federated International Value Fund) (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is to provide long-term growth of capital.

The Fund commenced offering Institutional Shares on June 21, 2010.

On November 20, 2009, the Fund received assets from Federated International Equity Fund as a result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated International Equity Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
6,596,749	$139,454,962	$17,303,062	$96,575,848	$236,030,810
1	Unrealized Appreciation is included in the Federated International Equity Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
Annual Shareholder Report
23

    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

  The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  Annual Shareholder Report

  24

  The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Gains and Losses, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services, shareholder services and account administration fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Premium and Discount Amortization

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Annual Shareholder Report

  25

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

  The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

  Other Taxes

  As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Foreign Exchange Contracts

  The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

  Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

  Foreign Currency Translation

  The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the Annual Shareholder Report

  26

  respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Liability
Derivatives not accounted for as hedging instruments under ASC Topic 815	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Payable for foreign exchange contracts	$2,791

  The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(33,584)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(2,791)

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Annual Shareholder Report

  27

  3. CAPITAL STOCK

  The following tables summarize capital stock activity:

Year Ended November 30	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,563,605	$56,693,826	1,005,319	$18,112,584
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	—	—	4,937,332	105,708,285
Shares issued to shareholders in payment of distributions declared	3,812	83,039	99,533	1,559,682
Shares redeemed	(2,983,876)	(63,680,063)	(1,331,597)	(21,613,630)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(416,459)	$(6,903,198)	4,710,587	$103,766,921
Year Ended November 30	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	189,388	$3,862,656	115,507	$2,051,628
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	—	—	268,355	5,466,389
Shares issued to shareholders in payment of distributions declared	—	—	7,966	110,157
Shares redeemed	(390,846)	(7,879,772)	(443,288)	(6,282,997)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(201,458)	$(4,017,116)	(51,460)	$1,345,177
Year Ended November 30	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	588,838	$12,111,268	123,374	$2,295,593
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	—	—	1,391,062	28,280,288
Shares issued to shareholders in payment of distributions declared	—	—	4,793	68,862
Shares redeemed	(665,869)	(13,615,172)	(104,548)	(1,594,189)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(77,031)	$(1,503,904)	1,414,681	$29,050,554
  Annual Shareholder Report
  28

	Period Ended 11/30/2010[1]		Year Ended 11/30/2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	713,210	$14,851,882	—	$ —
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(30,283)	(711,612)	—	—
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	682,927	$14,140,270	—	$ —
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(12,021)	$1,716,052	6,073,808	$134,162,652
1	Reflects operations for the period from June 21, 2010 (date of initial investment) to November 30, 2010.

  Redemption Fees

  The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2010, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $14,336, $1,430, $3,020 and $129, respectively. For the year ended November 30, 2009, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $2,357, $433 and $274, respectively.

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for expiration of capital loss carryforwards, foreign currency transactions and litigation payments.

  For the year ended November 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(6,879,155)	$90,557	$6,788,598

  Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$94,049	$1,906,156
  Annual Shareholder Report
  29

  As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$408,215
Net unrealized appreciation	$58,223,976
Capital loss carryforwards	$(61,767,806)

  The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the redesignation of a security dividend to capital.

  At November 30, 2010, the cost of investments for federal tax purposes was $196,859,507. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $58,206,089. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $68,198,417 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,992,328.

  At November 30, 2010, the Fund had a capital loss carryforward of $61,767,806 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2015	$32,016,386
2016	$24,743,792
2017	$5,007,628

  As a result of the tax-free transfer of assets from Federated Global Value Fund and Federated International Equity Fund, the use of certain capital loss carryforwards listed above may be limited.

  The Fund used capital loss carryforwards of $258,679 to offset taxable capital gains realized during the year ended November 30, 2010. Additionally, capital loss carryforwards of $6,873,749 expired during the year ended November 30, 2010.

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the Adviser voluntarily waived $248,582 of its fee.

  Annual Shareholder Report

  30

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the net fee paid to FAS was 0.083% of average daily net assets of the Fund. FAS waived $47,119 of its fee.

  Distribution Services Fee

  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

  Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2010, FSC retained $20,743 of fees paid by the Fund. For the year ended November 30, 2010, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors.

  On June 15, 2010, the Board of Directors approved an amendment to the Distribution Plan to reduce the distribution (12b-1) fee that may be charged by the Fund's Class A Shares from 0.25% to 0.05%.

  Sales Charges

  Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2010, FSC retained $15,757 in sales charges from the sale of Class A Shares. FSC also retained $474 of CDSC relating to redemptions of Class C Shares.

  Annual Shareholder Report

  31

  Shareholder Services Fee

  The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $23,082 of Service Fees for the year ended November 30, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2010, FSSC received $8,454 of fees paid by the Fund.

  Expense Limitation

  Effective June 15, 2010, the Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.49%, 2.24%, 2.24% and 1.24% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund's next effective Prospectus. Prior to that date, the Fee Limits were 1.91%, 2.56% and 2.56% for the Fund's Class A Shares, Class B Shares and Class C Shares, respectively. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

  Interfund Transactions

  During the year ended November 30, 2010, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $2,164,423 and $0, respectively.

  General

  Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

  Annual Shareholder Report

  32

  Transactions Involving Affiliated Holdings

  Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2010, the Adviser reimbursed $1,774. Transactions involving affiliated holdings during the year ended November 30, 2010, were as follows:

Affiliate	Balance of Shares Held 11/30/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	3,747,401	36,939,601	37,839,406	2,847,596	$2,847,596	$3,165

  6. expense reduction

  The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2010, the Fund's expenses were reduced by $845 under these arrangements.

  7. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2010, were as follows:

Purchases	$56,180,846
Sales	$55,366,082

  8. CONCENTRATION OF RISK

  The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

  The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

  9. LINE OF CREDIT

  The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the Fund did not utilize the LOC.

  10. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

  Annual Shareholder Report

  33

  11. Legal Proceedings

  Since February, 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

  12. Subsequent events

  Effective January 31, 2011 (the “Effective Date”), the Fund will no longer charge a redemption fee. Accordingly, no shares of the Fund redeemed after the Effective Date will be assessed a redemption fee regardless of when such shares were purchased.

  Management has evaluated subsequent events through the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

  13. FEDERAL TAX INFORMATION (UNAUDITED)

  For the fiscal year ended November 30, 2010, 100.0% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

  Of the ordinary income distributions made by the Fund during the year ended November 30, 2010, 5.52% qualify for the dividend received deduction available to corporate shareholders.

  If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

  For the fiscal year ended November 30, 2010, the Fund derived $4,508,873 of gross income from foreign sources and paid foreign taxes of $442,793.

  Annual Shareholder Report
  34

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF DIRECTORS OF Federated WORLD INVESTMENT SERIES funds, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund, Class A, Class B, and Class c Shares:

  We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights of the Class A, Class B, and Class C Shares for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of the Class A Shares, Class B Shares, and Class C Shares for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts
  January 25, 2011

  Annual Shareholder Report
  35

  Board of Directors and Corporation Officers

  The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
  Annual Shareholder Report

  36

  INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
  Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
  Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
  Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
  Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
  Annual Shareholder Report
  37

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
  Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management and director experience.
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
  Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
  Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
  Annual Shareholder Report
  38

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
  Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.
  Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.

  OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
  Annual Shareholder Report
  39

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

  Annual Shareholder Report

  40

  Evaluation and Approval of Advisory Contract – May 2010

  Federated International Leaders Fund (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  Annual Shareholder Report

  41

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

  With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report

  42

  mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

  For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Annual Shareholder Report

  43

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  Annual Shareholder Report

  44

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report
  45

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Annual Shareholder Report
  46

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated International Leaders Fund
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 31428U847
  Cusip 31428U839
  Cusip 31428U821

  G02455-03 (1/11)

  Federated is a registered mark of Federated Investors, Inc.
  2011  ©Federated Investors, Inc.

  Federated International Leaders Fund

  A Portfolio of Federated World Investment Series, Inc.

  ANNUAL SHAREHOLDER REPORT

  November 30, 2010

  Institutional Shares

  FINANCIAL HIGHLIGHTS
  SHAREHOLDER EXPENSE EXAMPLE
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  PORTFOLIO OF INVESTMENTS SUMMARY TABLES
  PORTFOLIO OF INVESTMENTS
  STATEMENT OF ASSETS AND LIABILITIES
  STATEMENT OF OPERATIONS
  STATEMENT OF CHANGES IN NET ASSETS
  NOTES TO FINANCIAL STATEMENTS
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  BOARD OF DIRECTORS AND CORPORATION OFFICERS

  EVALUATION AND APPROVAL OF ADVISORY CONTRACT
  VOTING PROXIES ON FUND PORTFOLIO SECURITIES
  QUARTERLY PORTFOLIO SCHEDULE

  Financial Highlights – Institutional Shares

  (For a Share Outstanding Throughout the Period)

Period Ended November 30	2010[1]
Net Asset Value, Beginning of Period	$20.61
Income From Investment Operations:
Net investment income (loss)	(0.01)[2]
Net realized and unrealized gain on investments and foreign currency transactions	2.75
TOTAL FROM INVESTMENT OPERATIONS	2.74
Redemption Fees	0.00[3]
Net Asset Value, End of Period	$23.35
Total Return[4]	13.29%
Ratios to Average Net Assets:
Net expenses	1.24%[5],6
Net investment income (loss)	(0.07)%[5]
Expense waiver/reimbursement[7]	0.23%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$15,947
Portfolio turnover	24%[8]
1	Reflects operations for the period from June 21, 2010 (date of initial investment) to November 30, 2010.
2	Per share number has been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.24% for the period ended November 30, 2010, after taking into account this expense reduction.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratio shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the entire fiscal year ended November 30, 2010.

  See Notes which are an integral part of the Financial Statements

  Annual Shareholder Report
  1

  Shareholder Expense Example (unaudited)

  As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 20101 to November 30, 2010.

  ACTUAL EXPENSES

  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Annual Shareholder Report

  2

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2010	Ending Account Value 11/30/2010	Expenses Paid During Period[1]
Actual	$1,000	$1,132.90	$5.87
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.85	$6.28
1	“Actual” expense information for the Fund's Institutional Shares is for the period from June 21, 2010 (date of initial investment) to November 30, 2010. Actual expenses are equal to the Fund's annualized net expense ratio of 1.24%, multiplied by 162/365 (to reflect the period from initial investment to November 30, 2010). “Hypothetical” expense information is presented on the basis of the full one-half-year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 183/365 (to reflect the full half-year period).
  Annual Shareholder Report
  3

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

  Management's Discussion of Fund Performance (unaudited)

  The Fund's Institutional Shares total return for the 12-month reporting period ended November 30, 2010, was 9.99%.1 The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE)2 was 1.11% for the same period.3 The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI-EAFE.

  MARKET OVERVIEW

  During the reporting period the global markets reflected the tale of two cities: it was the best of times; it was the worst of times. The sovereign debt crisis continued to slowly spread across Europe claiming Greece, Ireland and Spain as its victims. In the United States, stubbornly high unemployment and below-trend economic growth continued to pressure the U.S. Federal Reserve into further quantitative easing. In Japan, political turmoil, anemic domestic growth and a strong yen curtailed Japan's relative performance. In China, economic growth continued without abatement during the 12-month reporting period and this led the government to implement various restrictive measures to slow down the economy and head off inflation. However, emerging markets were the winners of this period as they were not impacted by the maladies suffered by many developed nations.

1	For the period prior to the Institutional Shares' inception, performance is shown for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund Expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
2	Effective July 1, 2009, the fund's benchmark changed from the MSCI-EAFE Value Index to the MSCI-EAFE. The MSCI-EAFE is an unmanaged market capitalization index comprising 22 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investments cannot be made in an index.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

  Annual Shareholder Report

  4

  As a result, international equity markets, as measured by the MSCI-EAFE Index, climbed 1.11% on a total return basis during the reporting period. On a regional basis, emerging markets were the strongest performer with the MSCI Emerging Markets Index4 climbing 15.34% during the reporting period. The United States was the second best performing region and then Japan and Europe. MSCI US Broad Market Index added 9.79%,5 MSCI Japan gained 8.09%6 and MSCI Europe7 fell (2.72)% during the reporting period.

  Over the reporting period, the U.S. dollar appreciated 13.5% against the euro and depreciated 3.2% against the Japanese yen. Crude oil climbed 8.84% and gold soared 17.5%.

4	The MSCI Emerging Markets Index measures the equity market performance of 21 emerging market country indices. The index is unmanaged, and investments cannot be made in an index.
5	The MSCI US Broad Market Index represents the universe of companies in the US equity market, including large, mid, small and micro cap companies. This index targets for inclusion 99.5% of the capitalization of the US equity market.
6	The MSCI Japan Index measures the performance of the Japanese equity market. It is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization. The index is unmanaged, and investments cannot be made in an index.
7	The MSCI Europe Index measures the equity market performance of 16 developed markets in Europe. The index is unmanaged, and investments cannot be made in an index.

  Annual Shareholder Report

  5

  FUND PERFORMANCE

  The key drivers of the Fund's outperformance compared to the MSCI-EAFE Index were its strong stock selection in Consumer Discretionary, Industrials and Financials. From a regional perspective, the Fund benefited from its strong stock selection in Switzerland, Germany, and United Kingdom and its overweight in Bermuda.

  In Consumer Discretionary, luxury related stocks such as: Swiss jewelry manufacturer Compagnie Financiere Richemont; German automaker Bayerische Moteren Werke; Bermuda incorporated jewelry retailer Signet Jewelers Ltd.; and Swiss watch maker Swatch Group were the top performers. In Industrials, top performers were: the United Kingdom's employment recruiter Michael Page Intl, Sweden's security lock manufacturer Assa Abloy AB and Sweden's truck manufacturer Volvo AB. In Financials, performance was driven by United Kingdom asset manager Schroders Plc and Switzerland's private wealth manager Julius Baer Group Ltd.

  On the negative side, the Fund's relative performance was hurt by its underweight in Japan, underweight in Information Technology and Consumer Staples and stock selection within Health Care. The fund remained underweight in Japan at the close of the reporting period, as Japan faces headwinds from a strong yen and unattractive equity valuations, which are relatively more expensive compared to Europe and emerging markets. Within Information Technology and Consumer Staples, the lack of ownership of Japan's technology hardware manufacturers Canon Inc. and Hitachi Ltd. as well as United Kingdom cigarette manufacturer British American Tobacco hindered relative performance. In Health Care, Swiss drug manufacturer Roche Ag and Swiss dental implant manufacturer Nobel Biocare Ag posted worse-than-expected quarterly results.

  Annual Shareholder Report

  6

  GROWTH OF A $10,000 INVESTMENT – INSTITUTIONAL SHARES

  The Fund's Institutional Shares commenced operations on June 21, 2010. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. The graph below illustrates the hypothetical investment of $10,0001 in Federated International Leaders Fund (Institutional Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE).2

Average Annual Total Returns for the Period Ended 11/30/2010
1 Year	9.99%
5 Years	6.37%
10 Years	7.24%

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI-EAFE is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

  Annual Shareholder Report
  7

  Portfolio of Investments Summary Tables (unaudited)

  At November 30, 2010, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
Switzerland	22.5%
United Kingdom	13.3%
Germany	11.3%
France	9.6%
Bermuda	5.9%
Hong Kong	5.1%
Jersey Channel Isle	4.4%
Singapore	4.4%
Sweden	4.1%
Ireland	4.0%
Mexico	3.9%
Canada	3.7%
Netherlands	3.2%
Spain	2.1%
Norway	0.7%
Cash Equivalents[2]	1.1%
Other Assets and Liabilities — Net[3]	0.7%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

  Annual Shareholder Report

  8

  At November 30, 2010, the Fund's sector classification composition4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	31.0%
Consumer Discretionary	26.4%
Industrials	21.1%
Materials	8.5%
Consumer Staples	5.7%
Energy	2.9%
Information Technology	2.6%
Cash Equivalents[2]	1.1%
Other Assets and Liabilities — Net[3]	0.7%
TOTAL	100.0%
4	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
  Annual Shareholder Report
  9

  Portfolio of Investments

  November 30, 2010

Shares			Value in U.S. Dollars
		COMMON STOCKS – 98.2%
		Bermuda – 5.9%
321,576		Invesco Ltd.	6,991,062
205,269	[1]	Signet Jewelers Ltd.	8,175,864
		TOTAL	15,166,926
		Canada – 3.7%
135,600		Nexen, Inc.	2,836,035
22,200		Potash Corp. of Saskatchewan, Inc.	3,191,250
129,414		Sun Life Financial Services of Canada	3,491,590
		TOTAL	9,518,875
		France – 9.6%
232,200		AXA	3,333,565
115,764		Accor SA	4,893,462
109,734		BNP Paribas SA	6,495,277
115,764	[1]	Edenred	2,575,586
22,923		L'Oreal SA	2,437,845
346,103		Tf1 — Tv Francaise	5,033,949
		TOTAL	24,769,684
		Germany, Federal Republic of – 11.3%
109,475		Bayerische Motoren Werke AG	8,232,090
154,511		Daimler AG	10,002,082
146,148		SAP AG	6,818,087
102,571		ThyssenKrupp AG	3,917,048
		TOTAL	28,969,307
		Hong Kong – 5.1%
458,000	[1]	Dah Sing Financial Group	3,179,122
57,250	[1]	Dah Sing Financial Group, Rights	117,226
662,900		Hang Lung Properties Ltd.	3,073,289
235,086		Sun Hung Kai Properties	3,869,106
211,000		Wing Hang Bank Ltd.	2,766,198
		TOTAL	13,004,941
		Ireland – 4.0%
185,284		CRH PLC	3,222,807
174,200		Ingersoll-Rand PLC, Class A	7,142,200
		TOTAL	10,365,007
  Annual Shareholder Report
  10

Shares			Value in U.S. Dollars
		Jersey Channel Isle – 4.4%
516,852		WPP PLC	5,720,013
212,332	[1]	Wolseley PLC	5,667,462
		TOTAL	11,387,475
		Mexico – 3.9%
86,600		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	4,478,086
238,300		Grupo Televisa SA, ADR	5,552,390
		TOTAL	10,030,476
		Netherlands – 3.2%
88,143		Akzo Nobel NV	4,740,175
124,486		Philips Electronics NV	3,359,438
		TOTAL	8,099,613
		Norway – 0.7%
40,000		Yara International ASA	1,903,965
		Singapore – 4.4%
518,000		City Developments Ltd.	4,966,774
355,140		DBS Group Holdings Ltd.	3,765,638
182,154		United Overseas Bank Ltd.	2,552,239
		TOTAL	11,284,651
		Spain – 2.1%
558,493		Banco Santander, SA	5,292,151
		Sweden – 4.1%
243,800		Assa Abloy AB, Class B	6,544,920
279,200		Volvo AB, Class B	4,053,310
		TOTAL	10,598,230
		Switzerland – 22.5%
161,500		ABB Ltd.	3,129,751
153,634		Adecco SA	8,748,252
173,225		Compagnie Financiere Richemont SA, Class A	9,337,391
222,583		Credit Suisse Group AG	8,214,491
4,811		Givaudan SA	4,822,265
207,745		Julius Baer Group Ltd.	7,886,300
78,148		Nestle SA	4,247,470
17,049		Swatch Group AG, Class B	6,845,760
221,093	[1]	Weatherford International Ltd.	4,512,508
		TOTAL	57,744,188
		United Kingdom – 13.3%
282,479		Diageo PLC	5,026,525
  Annual Shareholder Report
  11

Shares			Value in U.S. Dollars
872,605		HSBC Holdings PLC	8,834,305
99,536		Imperial Tobacco Group PLC	2,919,966
224,239		InterContinental Hotels Group PLC	3,976,234
1,137,808		Michael Page International PLC	8,436,650
196,932		Schroders PLC	4,888,831
		TOTAL	34,082,511
		TOTAL COMMON STOCKS (IDENTIFIED COST $194,042,024)	252,218,000
		MUTUAL FUND – 1.1%
2,847,596	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.21% (AT NET ASSET VALUE)	2,847,596
		TOTAL INVESTMENTS — 99.3% (IDENTIFIED COST $196,889,620)[4]	255,065,596
		OTHER ASSETS AND LIABILITIES - NET — 0.7%[5]	1,906,021
		TOTAL NET ASSETS — 100%	$256,971,617

  At November 30, 2010, the Fund had the following outstanding foreign exchange contract:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Unrealized Depreciation
Contracts Purchased:
12/2/2010	836,503 Swiss Franc	$836,252	$(2,791)

  Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $196,859,507.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

  Note: The categories of investments are shown as a percentage of total net assets at November 30, 2010.

  Annual Shareholder Report

  12

  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

  Level 1 — quoted prices in active markets for identical securities

  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

  As of November 30, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value and includes $173,803,250 of securities transferred from Level 2 to Level 1 because quoted prices on equity securities traded principally in foreign markets were utilized to value securities for which fair value factors were previously applied to account for significant post market close activity.

  The following acronym is used throughout this portfolio:

ADR	— American Depositary Receipt

  See Notes which are an integral part of the Financial Statements

  Annual Shareholder Report
  13

  Statement of Assets and Liabilities

  November 30, 2010

Assets:
Total investments in securities, at value including $2,847,596 of investments in an affiliated issuer (Note 5) (identified cost $196,889,620)		$255,065,596
Cash		305
Cash denominated in foreign currencies (identified cost $176,850)		170,549
Income receivable		673,005
Receivable for investments sold		1,992,592
Receivable for shares sold		432,430
TOTAL ASSETS		258,334,477
Liabilities:
Payable for investments purchased	$833,460
Payable for shares redeemed	283,751
Payable for foreign exchange contracts	2,791
Payable for transfer and dividend disbursing agent fees and expenses	76,482
Payable for Directors'/Trustees' fees	4,798
Payable for distribution services fee (Note 5)	35,323
Payable for shareholder services fee (Note 5)	80,700
Accrued expenses	45,555
TOTAL LIABILITIES		1,362,860
Net assets for 11,159,699 shares outstanding		$256,971,617
Net Assets Consist of:
Paid-in capital		$260,107,232
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		58,193,863
Accumulated net realized loss on investments and foreign currency transactions		(61,768,954)
Undistributed net investment income		439,476
TOTAL NET ASSETS		$256,971,617
  Annual Shareholder Report
  14

  Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($186,494,786 ÷ 7,997,671 shares outstanding), no par value, unlimited shares authorized	$23.32
Offering price per share (100/94.50 of $23.32)	$24.68
Redemption proceeds per share (98.00/100 of $23.32)	$22.85
Class B Shares:
Net asset value per share ($15,972,835 ÷ 725,251 shares outstanding), no par value, unlimited shares authorized	$22.02
Offering price per share	$22.02
Redemption proceeds per share (92.50/100 of $22.02)	$20.37
Class C Shares:
Net asset value per share ($38,556,955 ÷ 1,753,850 shares outstanding), no par value, unlimited shares authorized	$21.98
Offering price per share	$21.98
Redemption proceeds per share (97.00/100 of $21.98)	$21.32
Institutional Shares:
Net asset value per share ($15,947,041 ÷ 682,927 shares outstanding), no par value, unlimited shares authorized	$23.35
Offering price per share	$23.35
Redemption proceeds per share (98.00/100 of $23.35)	$22.88

  See Notes which are an integral part of the Financial Statements

  Annual Shareholder Report
  15

  Statement of Operations

  Year Ended November 30, 2010

Investment Income:
Dividends (including $3,165 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $443,264)		$4,598,124
Expenses:
Investment adviser fee (Note 5)	$2,345,825
Administrative personnel and services fee (Note 5)	247,864
Custodian fees	98,078
Transfer and dividend disbursing agent fees and expenses	607,785
Directors'/Trustees' fees	8,400
Auditing fees	28,130
Legal fees	6,309
Portfolio accounting fees	68,816
Distribution services fee — Class B Shares (Note 5)	126,532
Distribution services fee — Class C Shares (Note 5)	278,694
Shareholder services fee — Class A Shares (Note 5)	426,140
Shareholder services fee — Class B Shares (Note 5)	42,177
Shareholder services fee — Class C Shares (Note 5)	92,295
Account administration fee — Class A Shares	9,737
Account administration fee — Class C Shares	603
Share registration costs	74,874
Printing and postage	64,372
Insurance premiums	4,323
Taxes	7,421
Miscellaneous	7,491
TOTAL EXPENSES	4,545,866
  Annual Shareholder Report
  16

  Statement of Operations — continued
Waivers, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(250,356)
Waiver of administrative personnel and services fee (Note 5)	(47,119)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(845)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		$(298,320)
Net expenses			$4,247,546
Net investment income			350,578
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			342,682
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			20,294,048
Net realized and unrealized gain on investments and foreign currency transactions			20,636,730
Change in net assets resulting from operations			$20,987,308

  See Notes which are an integral part of the Financial Statements

  Annual Shareholder Report
  17

  Statement of Changes in Net Assets

Year Ended November 30	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$350,578	$620,783
Net realized gain (loss) on investments and foreign currency transactions	342,682	(5,073,636)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	20,294,048	36,476,776
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	20,987,308	32,023,923
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(94,049)	(1,704,698)
Class B Shares	—	(121,058)
Class C Shares	—	(80,400)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(94,049)	(1,906,156)
Share Transactions:
Proceeds from sale of shares	87,519,632	22,459,805
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	—	139,454,962
Net asset value of shares issued to shareholders in payment of distributions declared	83,039	1,738,701
Cost of shares redeemed	(85,886,619)	(29,490,816)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,716,052	134,162,652
Redemption Fees	18,915	3,064
Change in net assets	22,628,226	164,283,483
Net Assets:
Beginning of period	234,343,391	70,059,908
End of period (including undistributed net investment income of $439,476 and $92,390, respectively)	$256,971,617	$234,343,391

  See Notes which are an integral part of the Financial Statements

  Annual Shareholder Report
  18

  Notes to Financial Statements

  November 30, 2010

  1. ORGANIZATION

  Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (formerly, Federated International Value Fund) (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide long-term growth of capital.

  The Fund commenced offering Institutional Shares on June 21, 2010.

  On November 20, 2009, the Fund received assets from Federated International Equity Fund as a result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated International Equity Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
6,596,749	$139,454,962	$17,303,062	$96,575,848	$236,030,810
1	Unrealized Appreciation is included in the Federated International Equity Fund Net Assets Received amount shown above.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Shares of other mutual funds are valued based upon their reported NAVs.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Annual Shareholder Report
  19

      Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

    If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

    Fair Valuation and Significant Events Procedures

    The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

    The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

      With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
      With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
      Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
      Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

    Annual Shareholder Report

    20

    The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

    Repurchase Agreements

    It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

    The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

    The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

    Investment Income, Gains and Losses, Expenses and Distributions

    Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services, shareholder services and account administration fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

    Premium and Discount Amortization

    All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

    Annual Shareholder Report

    21

    Federal Taxes

    It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

    The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

    Other Taxes

    As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

    When-Issued and Delayed Delivery Transactions

    The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Foreign Exchange Contracts

    The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

    Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

    Foreign Currency Translation

    The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the Annual Shareholder Report

    22

    respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Liability
Derivatives not accounted for as hedging instruments under ASC Topic 815	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Payable for foreign exchange contracts	$2,791

    The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(33,584)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(2,791)

    Other

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

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    3. CAPITAL STOCK

    The following tables summarize capital stock activity:

Year Ended November 30	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,563,605	$56,693,826	1,005,319	$18,112,584
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	—	—	4,937,332	105,708,285
Shares issued to shareholders in payment of distributions declared	3,812	83,039	99,533	1,559,682
Shares redeemed	(2,983,876)	(63,680,063)	(1,331,597)	(21,613,630)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(416,459)	$(6,903,198)	4,710,587	$103,766,921
Year Ended November 30	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	189,388	$3,862,656	115,507	$2,051,628
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	—	—	268,355	5,466,389
Shares issued to shareholders in payment of distributions declared	—	—	7,966	110,157
Shares redeemed	(390,846)	(7,879,772)	(443,288)	(6,282,997)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(201,458)	$(4,017,116)	(51,460)	$1,345,177
Year Ended November 30	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	588,838	$12,111,268	123,374	$2,295,593
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	—	—	1,391,062	28,280,288
Shares issued to shareholders in payment of distributions declared	—	—	4,793	68,862
Shares redeemed	(665,869)	(13,615,172)	(104,548)	(1,594,189)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(77,031)	$(1,503,904)	1,414,681	$29,050,554
    Annual Shareholder Report
    24

	Period Ended 11/30/2010[1]		Year Ended 11/30/2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	713,210	$14,851,882	—	$ —
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(30,283)	(711,612)	—	—
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	682,927	$14,140,270	—	$ —
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(12,021)	$1,716,052	6,073,808	$134,162,652
1	Reflects operations for the period from June 21, 2010 (date of initial investment) to November 30, 2010.

    Redemption Fees

    The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2010, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $14,336, $1,430, $3,020 and $129, respectively. For the year ended November 30, 2009, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $2,357, $433 and $274, respectively.

    4. FEDERAL TAX INFORMATION

    The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for expiration of capital loss carryforwards, foreign currency transactions and litigation payments.

    For the year ended November 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(6,879,155)	$90,557	$6,788,598

    Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

    The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$94,049	$1,906,156
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    25

    As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$408,215
Net unrealized appreciation	$58,223,976
Capital loss carryforwards	$(61,767,806)

    The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the redesignation of a security dividend to capital.

    At November 30, 2010, the cost of investments for federal tax purposes was $196,859,507. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $58,206,089. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $68,198,417 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,992,328.

    At November 30, 2010, the Fund had a capital loss carryforward of $61,767,806 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2015	$32,016,386
2016	$24,743,792
2017	$5,007,628

    As a result of the tax-free transfer of assets from Federated Global Value Fund and Federated International Equity Fund, the use of certain capital loss carryforwards listed above may be limited.

    The Fund used capital loss carryforwards of $258,679 to offset taxable capital gains realized during the year ended November 30, 2010. Additionally, capital loss carryforwards of $6,873,749 expired during the year ended November 30, 2010.

    5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Adviser Fee

    Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the Adviser voluntarily waived $248,582 of its fee.

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    26

    Administrative Fee

    Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

    The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the net fee paid to FAS was 0.083% of average daily net assets of the Fund. FAS waived $47,119 of its fee.

    Distribution Services Fee

    The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

    Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2010, FSC retained $20,743 of fees paid by the Fund. For the year ended November 30, 2010, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors.

    On June 15, 2010, the Board of Directors approved an amendment to the Distribution Plan to reduce the distribution (12b-1) fee that may be charged by the Fund's Class A Shares from 0.25% to 0.05%.

    Sales Charges

    Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2010, FSC retained $15,757 in sales charges from the sale of Class A Shares. FSC also retained $474 of CDSC relating to redemptions of Class C Shares.

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    27

    Shareholder Services Fee

    The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $23,082 of Service Fees for the year ended November 30, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2010, FSSC received $8,454 of fees paid by the Fund.

    Expense Limitation

    Effective June 15, 2010, the Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.49%, 2.24%, 2.24% and 1.24% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund's next effective Prospectus. Prior to that date, the Fee Limits were 1.91%, 2.56% and 2.56% for the Fund's Class A Shares, Class B Shares and Class C Shares, respectively. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

    Interfund Transactions

    During the year ended November 30, 2010, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $2,164,423 and $0, respectively.

    General

    Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

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    28

    Transactions Involving Affiliated Holdings

    Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2010, the Adviser reimbursed $1,774. Transactions involving affiliated holdings during the year ended November 30, 2010, were as follows:

Affiliate	Balance of Shares Held 11/30/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	3,747,401	36,939,601	37,839,406	2,847,596	$2,847,596	$3,165

    6. expense reduction

    The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2010, the Fund's expenses were reduced by $845 under these arrangements.

    7. Investment TRANSACTIONS

    Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2010, were as follows:

Purchases	$56,180,846
Sales	$55,366,082

    8. CONCENTRATION OF RISK

    The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

    The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

    9. LINE OF CREDIT

    The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the Fund did not utilize the LOC.

    10. INTERFUND LENDING

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

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    29

    11. Legal Proceedings

    Since February, 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

    12. Subsequent events

    Effective January 31, 2011 (the “Effective Date”), the Fund will no longer charge a redemption fee. Accordingly, no shares of the Fund redeemed after the Effective Date will be assessed a redemption fee regardless of when such shares were purchased.

    Management has evaluated subsequent events through the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

    13. FEDERAL TAX INFORMATION (UNAUDITED)

    For the fiscal year ended November 30, 2010, 100.0% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

    Of the ordinary income distributions made by the Fund during the year ended November 30, 2010, 5.52% qualify for the dividend received deduction available to corporate shareholders.

    If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

    For the fiscal year ended November 30, 2010, the Fund derived $4,508,873 of gross income from foreign sources and paid foreign taxes of $442,793.

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    30

    Report of Independent Registered Public Accounting Firm

    TO THE BOARD OF DIRECTORS OF Federated WORLD INVESTMENT SERIES funds, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund, Institutional shares:

    We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights of the Institutional Shares for the period June 21, 2010 (commencement of operations) to November 30, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Institutional Shares for the period June 21, 2010 (commencement of operations) to November 30, 2010, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts
    January 25, 2011

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    31

    Board of Directors and Corporation Officers

    The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

    Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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    INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.
    Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
    Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
    Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
    Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
    Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
    Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
    Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
    Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management and director experience.
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
    Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
    Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
    Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
    Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
    Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
    Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.
    Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.

    OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

    Annual Shareholder Report

    36

    Evaluation and Approval of Advisory Contract – May 2010

    Federated International Leaders Fund (the “Fund”)

    The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

    In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

    During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

    Annual Shareholder Report

    37

    The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

    With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report

    38

    mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

    The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

    For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

    The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

    Annual Shareholder Report

    39

    Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

    The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

    The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

    It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

    The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

    Annual Shareholder Report

    40

    In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

    The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

    Annual Shareholder Report
    41

    Voting Proxies on Fund Portfolio Securities

    A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

    Quarterly Portfolio Schedule

    The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

    Annual Shareholder Report
    42

    Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

    This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

    Federated International Leaders Fund
    Federated Investors Funds
    4000 Ericsson Drive
    Warrendale, PA 15086-7561

    Contact us at FederatedInvestors.com
    or call 1-800-341-7400.

    Federated Securities Corp., Distributor

    Cusip 31428U623

    Q450784 (1/11)

    Federated is a registered mark of Federated Investors, Inc.
    2011  ©Federated Investors, Inc.

    Federated International Small-Mid Company Fund

    Established 1996

    A Portfolio of Federated World Investment Series, Inc.

    ANNUAL SHAREHOLDER REPORT

    November 30, 2010

    Class A Shares
    Class B Shares
    Class C Shares

    FINANCIAL HIGHLIGHTS
    SHAREHOLDER EXPENSE EXAMPLE
    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
    PORTFOLIO OF INVESTMENTS SUMMARY TABLES
    PORTFOLIO OF INVESTMENTS
    STATEMENT OF ASSETS AND LIABILITIES
    STATEMENT OF OPERATIONS
    STATEMENT OF CHANGES IN NET ASSETS
    NOTES TO FINANCIAL STATEMENTS
    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    BOARD OF DIRECTORS AND CORPORATION OFFICERS
    EVALUATION AND APPROVAL OF ADVISORY CONTRACT
    VOTING PROXIES ON FUND PORTFOLIO SECURITIES
    QUARTERLY PORTFOLIO SCHEDULE

    Financial Highlights – Class A Shares

    (For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$31.28	$20.27	$53.10	$41.91	$32.72
Income From Investment Operations:
Net investment income (loss)	(0.06)[1]	0.03[1]	(0.03)[1]	(0.11)[1]	(0.14)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.02	10.95	(26.58)	11.29	9.50
TOTAL FROM INVESTMENT OPERATIONS	3.96	10.98	(26.61)	11.18	9.36
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.17)
Distributions from net realized gain on investments and foreign currency transactions	—	—	(6.22)	—	—
TOTAL DISTRIBUTIONS	—	—	(6.22)	—	(0.17)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	—	0.03[3]	—	0.01[3]	—
Net Asset Value, End of Period	$35.24	$31.28	$20.27	$53.10	$41.91
Total Return[4]	12.66%	54.32%[3]	(56.62)%	26.70%[3,5]	28.71%
Ratios to Average Net Assets:
Net expenses	1.80%	1.80%	1.82%	1.81%	1.84%
Net investment income (loss)	(0.18)%	0.14%	(0.08)%	(0.22)%	(0.36)%
Expense waiver/reimbursement[6]	0.20%	0.20%	0.09%	0.00%[7]	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$197,294	$243,049	$180,093	$520,998	$341,692
Portfolio turnover	62%	125%	55%	56%	70%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2009 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.15% and 0.02%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	During the year ended November 30, 2007, the Fund was reimbursed by the Adviser, which had an impact of 0.02% on the total return.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7	Represents less than 0.01%.

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    1

    Financial Highlights – Class B Shares

    (For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$27.92	$18.23	$48.75	$38.76	$30.34
Income From Investment Operations:
Net investment income (loss)	(0.29)[1]	(0.14)[1]	(0.32)[1]	(0.40)[1]	(0.38)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.57	9.80	(23.98)	10.38	8.80
TOTAL FROM INVESTMENT OPERATIONS	3.28	9.66	(24.30)	9.98	8.42
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	—	(6.22)	—	—
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	—	0.03[3]	—	0.01[3]	—
Net Asset Value, End of Period	$31.20	$27.92	$18.23	$48.75	$38.76
Total Return[4]	11.75%	53.15%[3]	(56.98)%	25.77%[3,5]	27.75%
Ratios to Average Net Assets:
Net expenses	2.60%	2.60%	2.58%	2.56%	2.59%
Net investment income (loss)	(1.01)%	(0.65)%	(0.83)%	(0.89)%	(1.09)%
Expense waiver/reimbursement[6]	0.15%	0.16%	0.09%	0.00%[7]	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$15,363	$20,141	$18,485	$105,868	$128,181
Portfolio turnover	62%	125%	55%	56%	70%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2009 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.16% and 0.02%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	During the year ended November 30, 2007, the Fund was reimbursed by the Adviser, which had an impact of 0.02% on the total return.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7	Represents less than 0.01%.

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    2

    Financial Highlights – Class C Shares

    (For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$27.90	$18.22	$48.70	$38.72	$30.31
Income From Investment Operations:
Net investment income (loss)	(0.28)[1]	(0.14)[1]	(0.29)[1]	(0.42)[1]	(0.39)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.56	9.79	(23.97)	10.39	8.80
TOTAL FROM INVESTMENT OPERATIONS	3.28	9.65	(24.26)	9.97	8.41
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	—	(6.22)	—	—
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	—	0.03[3]	—	0.01[3]	—
Net Asset Value, End of Period	$31.18	$27.90	$18.22	$48.70	$38.72
Total Return[4]	11.76%	53.13%[3]	(56.95)%	25.77%[3,5]	27.75%
Ratios to Average Net Assets:
Net expenses	2.60%	2.60%	2.57%	2.55%	2.59%
Net investment income (loss)	(0.99)%	(0.64)%	(0.83)%	(0.92)%	(1.10)%
Expense waiver/reimbursement[6]	0.15%	0.16%	0.09%	0.00%[7]	0.00%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$38,156	$44,062	$33,250	$85,229	$70,353
Portfolio turnover	62%	125%	55%	56%	70%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2009 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.16% and 0.02%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	During the year ended November 30, 2007, the Fund was reimbursed by the Adviser, which had an impact of 0.02% on the total return.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7	Represents less than 0.01%.

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    3

    Shareholder Expense Example (unaudited)

    As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

    ACTUAL EXPENSES

    The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Annual Shareholder Report

    4

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2010	Ending Account Value 11/30/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,204.00	$9.95
Class B Shares	$1,000	$1,199.10	$14.33
Class C Shares	$1,000	$1,199.20	$14.33
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.04	$9.10
Class B Shares	$1,000	$1,012.03	$13.11
Class C Shares	$1,000	$1,012.03	$13.11
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.80%
Class B Shares	2.60%
Class C Shares	2.60%
    Annual Shareholder Report
    5

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

    Management's Discussion of Fund Performance (unaudited)

    The fund's total return, based on net asset value, for the fiscal year ended November 30, 2010 was 12.7% for Class A Shares, 11.8% for Class B Shares, and 11.8% for Class C Shares. The total return of the S&P Developed ex-U.S. Small Cap Growth Index,1 a broad-based securities market index, was 12.1% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

    The following discussion will focus on the performance of the fund's Class A shares.

    Market Overview

    During the Fund's fiscal year the global markets reflected the tale of two cities: it was the best of times; it was the worst of times. The sovereign debt crisis continued to slowly spread across Europe claiming Greece, Ireland, and Spain as its victims. While China's economic growth continued without abatement during the twelve-month reporting period, the government weighed in several times throughout the year using various measures to slow down the economy and head off inflation. Emerging markets were the winners of this period as they were not impacted by the maladies suffered by many developed nations, but were supported by their natural resources.

1	The S&P Developed ex-U.S. Small Cap Growth Index was formerly known as S&P/Citigroup EMI Growth World ex-U.S. Index. The S&P Developed ex-U.S. Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Developed ex-U.S. Small Cap Growth Index represents approximately 3,220 small-cap companies from the developed nations in North America, Europe and Asia Pacific (excluding the United States) that exhibit strong growth characteristics. Investments cannot be made in an index.

    Annual Shareholder Report

    6

    On a regional basis, the S&P Asia Pacific Ex-Japan Small Cap Growth Index2 had the best performance returning 15.7%. The S&P Europe Small Cap Growth Index3 rose 7.9%, while Japanese small caps posted the lowest return of all countries as the S&P Japan Small Cap Growth Index4 gained 5.8% during the reporting period.

    The U.S. dollar appreciated against the euro over this reporting period, gaining 13.5%, while the Canadian dollar rose 2.8% against the U.S. dollar. The Japanese yen made small gains against the U.S. dollar, appreciating 3.1%.

    Fund Performance5

    Positive relative performance came from strong stock selection in Financials and Consumer Discretionary. From a regional perspective, the fund benefited from its relative overweight and strong stock selections in Germany, Hong Kong, and Singapore. The fund's underweight exposure in Japan relative to the benchmark served it well, as Japan was one of the weakest small cap markets. A few poor performing stocks in France dragged down the country's contribution to the fund's performance while an underweight in Canada held the performance back.

    Individual stocks that contributed most significantly to the fund's performance included: Asos Plc, a UK online retailer; Sembcorp Marine, a Singaporean shipyard known for building offshore drilling platforms; and United Tractor, an Indonesian distributor of construction and mining machinery.

    The fund's relative performance was hindered by weak stock selection in Materials and Technology.

    Stocks that held back relative performance included: Elpida Memory, Inc., a Japanese computer memory manufacturer; Noble Biocare, a Swiss dental implant and prosthetics company; and Mecox Lane, a Chinese online retailer.

2	The S&P Asia Pacific Ex-Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Asia Pacific Ex-Japan Small Cap Growth Index represents approximately 718 small-cap companies from Australia, Hong Kong, New Zealand, Singapore and South Korea that exhibit strong growth characteristics. Investments cannot be made in an index.
3	The S&P Europe Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Europe Small Cap Growth Index represents approximately 1,261 small-cap companies from Europe that exhibit strong growth characteristics. Investments cannot be made in an index.
4	The S&P Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. The S&P Japan Small Cap Growth Index represents approximately 892 small-cap companies from Japan that exhibit strong growth characteristics. Investments cannot be made in an index.
5	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
    Annual Shareholder Report

    7

    GROWTH OF A $10,000 INVESTMENT – CLASS A SHARES

    The graph below illustrates the hypothetical investment of $10,0001 in Federated International Small-Mid Company Fund (Class A Shares) (the “Fund”) from November 30, 2000 to November 30, 2010 compared to the S&P Developed ex-U.S. Small Cap Growth Index.2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	6.47%
5 Years	3.05%
10 Years	4.28%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
    Annual Shareholder Report

    8

    GROWTH OF A $10,000 INVESTMENT – CLASS B SHARES

    The graph below illustrates the hypothetical investment of $10,0001 in Federated International Small-Mid Company Fund (Class B Shares) (the “Fund”) from November 30, 2000 to November 30, 2010 compared to the S&P Developed ex-U.S. Small Cap Growth Index.2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	6.25%
5 Years	3.07%
10 Years	4.25%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
    Annual Shareholder Report

    9

    GROWTH OF A $10,000 INVESTMENT – CLASS C SHARES

    The graph below illustrates the hypothetical investment of $10,0001 in Federated International Small-Mid Company Fund (Class C Shares) (the “Fund”) from November 30, 2000 to November 30, 2010 compared to the S&P Developed ex-U.S. Small Cap Growth Index.2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	10.76%
5 Years	3.43%
10 Years	4.08%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
    Annual Shareholder Report
    10

    Portfolio of Investments Summary Tables (unaudited)

    At November 30, 2010, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	15.6%
Germany	10.1%
Brazil	7.4%
Canada	6.4%
France	5.8%
Cayman Islands	5.6%
Singapore	5.5%
Netherlands	4.8%
Thailand	3.5%
Switzerland	3.5%
Japan	3.2%
Spain	2.8%
Korea	2.5%
Sweden	2.4%
China	2.4%
Ireland	2.0%
Hong Kong	1.9%
Austria	1.7%
Bermuda	1.7%
Norway	1.5%
Israel	1.4%
Italy	1.3%
Jersey Channel Isle	1.2%
Indonesia	1.1%
Gibraltar	1.0%
Chile	0.9%
Mexico	0.7%
Denmark	0.5%
Guernsey	0.3%
Other[2]	1.2%
Other Assets and Liabilities — Net[3]	0.1%
TOTAL	100.0%

    Annual Shareholder Report

    11

    At November 30, 2010, the Fund's sector classification composition4 was as follows:

Sector Classification	Percentage of Total Net Assets
Industrials	27.8%
Consumer Discretionary	21.9%
Materials	13.0%
Energy	9.3%
Financials	9.2%
Information Technology	7.2%
Consumer Staples	5.2%
Health Care	5.1%
Other[2]	1.2%
Other Assets and Liabilities — Net[3]	0.1%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Other includes an exchange-traded fund.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Except for Other and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
    Annual Shareholder Report
    12

    Portfolio of Investments

    November 30, 2010

Shares			Value in U.S. Dollars
		COMMON STOCKS – 98.7%
		Austria – 1.7%
63,157		Andritz AG	5,012,317
		Bermuda – 1.7%
161,237		Invesco Ltd.	3,505,292
416,000		Yue Yuen Industrial Holdings	1,494,688
		TOTAL	4,999,980
		Brazil – 7.4%
209,825	[1]	CETIP SA	2,473,209
68,000		Companhia Brasileira de Distribuicao Groupo Pao de Acucar, ADR	2,860,760
242,300	[1]	Diagnosticos da America	3,108,947
248,800	[1]	Fleury SA	3,308,434
263,000	[1]	Hypermarcas SA	4,161,431
263	[1]	Hypermarcas SA, Rights	23
154,900		Lojas Renner SA	5,423,218
		TOTAL	21,336,022
		Canada – 6.4%
32,200		Agrium, Inc.	2,579,952
190,450	[1]	Consolidated Thompson Iron Mines Ltd.	2,213,305
38,600		National Bank of Canada, Montreal	2,550,898
50,800	[1]	Pacific Rubiales	1,583,557
99,900		SNC-Lavalin Group, Inc.	5,333,904
339,200	[1]	Thompson Creek Metals Co., Inc.	4,121,280
		TOTAL	18,382,896
		Cayman Islands – 5.6%
137,000	[1]	Evergreen International Holdings Ltd.	100,389
399,000	[1]	Goodbaby International Holdings Ltd.	300,595
36,700		Herbalife Ltd.	2,518,721
4,066,000		Lonking Holdings Ltd.	2,675,723
152,770	[1]	Mecox Lane Ltd., ADR	1,252,714
2,466,000		Minth Group Ltd.	4,179,284
648,500		Parkson Retail Group Ltd.	1,079,010
1,356,000	[1]	Peak Sport Products, Ltd.	988,392
1,440,800	[1]	Sands China Ltd.	3,091,232
		TOTAL	16,186,060
    Annual Shareholder Report
    13

Shares			Value in U.S. Dollars
		Chile – 0.9%
50,400		Sociedad Quimica Y Minera de Chile, ADR	2,556,288
		China – 2.4%
123,000	[1]	China Ming Yang Wind Power Group Ltd., ADR	1,337,010
420,000		Hengan International Group Co. Ltd.	3,856,486
3,124,000	[1]	Winsway Coking Coal Holdings	1,613,275
		TOTAL	6,806,771
		Denmark – 0.5%
76,500	[1]	Chr.Hansen Holding	1,477,469
		France – 5.8%
37,714		Arkema	2,247,020
43,870		Cap Gemini SA	1,850,158
124,202	[1]	Faurecia	2,944,692
87,211		JC Decaux SA	2,189,937
56,000		Publicis Groupe	2,502,382
84,000		Rhodia, Inc.	2,217,252
183,069		Tf1 - Tv Francaise	2,662,676
		TOTAL	16,614,117
		Germany, Federal Republic of – 10.1%
54,985		Adidas AG	3,451,613
116,200		Aixtron AG	3,540,816
129,584		GEA Group AG	3,115,186
105,990		Gildemeister AG	2,058,890
66,066		Hochtief AG	4,892,438
66,101		Lanxess	4,656,500
152,770		Leoni AG	5,713,115
24,206		Rheinmetall Berlin AG	1,562,233
		TOTAL	28,990,791
		Gibraltar – 1.0%
745,576	[1]	PartyGaming PLC	2,718,350
		Guernsey – 0.3%
37,400	[1]	Amdocs Ltd.	972,400
		Hong Kong – 1.9%
444,000	[1]	Dah Sing Financial Group	3,081,944
55,500	[1]	Dah Sing Financial Group, Rights	113,643
609,600	[1]	Sinopharm Medicine Holding Co., Ltd., Class H	2,225,620
		TOTAL	5,421,207
    Annual Shareholder Report
    14

Shares			Value in U.S. Dollars
		Indonesia – 1.1%
1,234,500		PT United Tractors	3,142,960
		Ireland – 2.0%
80,900		Ingersoll-Rand PLC, Class A	3,316,900
133,100	[1]	Warner Chilcott PLC	2,530,231
		TOTAL	5,847,131
		Israel – 1.4%
133,465	[1]	NICE-Systems Ltd., ADR	4,089,368
		Italy – 1.3%
412,500	[1]	Yoox SpA	3,828,438
		Japan – 3.2%
122,200		Hitachi Construction Machinery Co. Ltd.	2,785,967
102,000		JGC Corp.	1,975,648
115,200		THK Co. Ltd.	2,388,242
33,400		Tokyo Electron Ltd.	2,095,233
		TOTAL	9,245,090
		Jersey Channel Isle – 1.2%
349,707		United Business Media Ltd.	3,350,742
		Korea, Republic Of – 2.5%
115,680	[1]	Kia Motors Corp.	4,884,023
37,280		Korean Air Co. Ltd.	2,282,974
		TOTAL	7,166,997
		Mexico – 0.7%
555,660		Mexichem SA de CV	1,898,711
		Netherlands – 4.8%
97,419		ASM Lithography Holding NV	3,151,253
49,916		Fugro NV	3,362,782
126,247		Imtech NV	4,250,098
62,084		Koninklijke DSM NV	3,032,130
		TOTAL	13,796,263
		Norway – 1.5%
58,050		Fred Olsen Energy ASA	2,153,876
47,400		Yara International ASA	2,256,198
		TOTAL	4,410,074
		Singapore – 5.5%
239,000		City Developments Ltd.	2,291,620
1,229,000		Ho Bee Investment Ltd.	1,452,070
483,000		Keppel Corp. Ltd.	3,899,558
    Annual Shareholder Report
    15

Shares			Value in U.S. Dollars
995,300		Keppel Land Ltd.	3,580,623
1,204,000		Sembcorp Marine Ltd.	4,440,853
		TOTAL	15,664,724
		Spain – 2.8%
115,142		Obrascon Huarte Lain, SA	2,997,423
65,626		Tecnicas Reunidas SA	3,556,084
46,000		Viscofan Industria Navarra De Envolturas Celulosicas SA	1,588,892
		TOTAL	8,142,399
		Sweden – 2.4%
182,000		Assa Abloy AB, Class B	4,885,871
100,523		Getinge AB, Class B	2,109,699
		TOTAL	6,995,570
		Switzerland – 3.5%
92,487		Adecco SA	5,266,409
185,000		Clariant AG	3,340,009
11,500		Sonova Holding AG	1,435,710
		TOTAL	10,042,128
		Thailand – 3.5%
370,000		Bangkok Bank Public Co. Ltd.	1,762,488
1,924,800		Bank of Ayudhya Ltd.	1,432,617
111,050		Banpu Public Co. Ltd.	2,777,168
468,300		Kasikornbank PCL	1,874,439
1,795,100	[1]	Kiatnakin Finance Public Co. Ltd.	2,256,493
		TOTAL	10,103,205
		United Kingdom – 15.6%
306,318	[1]	ASOS PLC	6,303,594
211,789		Aggreko PLC	4,826,107
309,507		Amec PLC	5,204,177
102,669	[1]	Autonomy Corp. PLC	2,128,754
454,158		Cobham PLC	1,358,445
492,729	[1]	Cookson Group PLC	4,127,145
134,317		Croda International PLC	3,037,738
148,900	[1]	Dialog Semiconductor PLC	2,771,631
101,777		InterContinental Hotels Group PLC	1,804,722
65,500		Johnson Matthey PLC	1,817,574
246,820		Rightmove PLC	2,879,370
14,190,528	[1]	Rolls-Royce Group PLC	22,073
    Annual Shareholder Report
    16

Shares		Value in U.S. Dollars
221,727	Rolls-Royce Group PLC	2,100,350
273,943	Wellstream Holdings PLC	3,123,346
465,861	Wood Group (John) PLC	3,382,541
	TOTAL	44,887,567
	TOTAL COMMON STOCKS (IDENTIFIED COST $206,180,549)	284,086,035
	EXCHANGE-TRADED FUND – 1.2%
77,157	iShares MSCI Emerging Markets Index Fund (IDENTIFIED COST $1,877,029)	3,454,319
	TOTAL INVESTMENTS — 99.9% (IDENTIFIED COST $208,057,578)[2]	287,540,354
	OTHER ASSETS AND LIABILITIES - NET — 0.1%[3]	218,685
	TOTAL NET ASSETS — 100%	$287,759,039

    At November 30, 2010, the Fund had the following outstanding foreign exchange contract:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Unrealized Appreciation
Contracts Sold:
12/1/2010	274,458 Pound Sterling	$428,374	$1,469

    Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	The cost of investments for federal tax purposes amounts to $208,097,635.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

    Note: The categories of investments are shown as a percentage of total net assets at November 30, 2010.

    Annual Shareholder Report

    17

    Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 — quoted prices in active markets for identical securities

    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

    The following is a summary of the inputs used, as of November 30, 2010, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 – Quoted Prices and Investments in Mutual Funds	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$281,807,469[1]	$2,278,566	$ —	$284,086,035
Exchange-Traded Fund	3,454,319	—	—	3,454,319
TOTAL SECURITIES	$285,261,788	$2,278,566	$ —	$287,540,354
OTHER FINANCIAL INSTRUMENTS*	$1,469	$ —	$ —	$1,469
1	Includes $124,719,611 of securities transferred from Level 2 to Level 1 because quoted prices on equity securities traded principally in foreign markets were utilized to value securities for which fair value factors were previously applied to account for significant post market close activity.
*	Other financial instruments include a foreign exchange contract.

    The following acronym is used throughout this portfolio:

ADR	— American Depositary Receipt

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    18

    Statement of Assets and Liabilities

    November 30, 2010

Assets:
Total investments in securities, at value (identified cost $208,057,578)		$287,540,354
Cash denominated in foreign currencies (identified cost $210,803)		208,990
Income receivable		425,306
Receivable for investments sold		426,906
Receivable for shares sold		238,197
Receivable for foreign exchange contracts		1,469
Other assets		281,967
TOTAL ASSETS		289,123,189
Liabilities:
Payable for shares redeemed	$639,048
Bank overdraft	76,444
Payable for capital gains taxes withheld (Note 2)	341,451
Payable for custodian fees	34,985
Payable for transfer and dividend disbursing agent fees and expenses	107,644
Payable for Directors'/Trustees' fees	251
Payable for auditing fees	28,076
Payable for distribution services fee (Note 5)	68,993
Payable for shareholder services fee (Note 5)	15,747
Accrued expenses	51,511
TOTAL LIABILITIES		1,364,150
Net assets for 8,356,546 shares outstanding		$287,759,039
Net Assets Consist of:
Paid-in capital		$257,630,620
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		79,467,325
Accumulated net realized loss on investments and foreign currency transactions		(49,313,049)
Accumulated net investment income (loss)		(25,857)
TOTAL NET ASSETS		$287,759,039
    Annual Shareholder Report
    19

    Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($197,294,219 ÷ 5,598,139 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$35.24
Offering price per share (100/94.50 of $35.24)	$37.29
Redemption proceeds per share (98.00/100 of $35.24)	$34.54
Class B Shares:
Net asset value per share ($15,363,389 ÷ 492,341 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$31.20
Offering price per share	$31.20
Redemption proceeds per share (92.50/100 of $31.20)	$28.86
Class C Shares:
Net asset value per share ($38,156,161 ÷ 1,223,799 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$31.18
Offering price per share	$31.18
Redemption proceeds per share (97.00/100 of $31.18)	$30.24
Institutional Shares:
Net asset value per share ($36,945,270 ÷ 1,042,267 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$35.45
Offering price per share	$35.45
Redemption proceeds per share (98.00/100 of $35.45)	$34.74

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    20

    Statement of Operations

    Year Ended November 30, 2010

Investment Income:
Dividends (including $9,971 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $398,325)		$5,019,498
Interest		14,366
TOTAL INCOME		5,033,864
Expenses:
Investment adviser fee (Note 5)	$3,885,057
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	242,084
Transfer and dividend disbursing agent fees and expenses	753,874
Directors'/Trustees' fees	1,325
Auditing fees	28,131
Legal fees	12,260
Portfolio accounting fees	86,220
Distribution services fee — Class A Shares (Note 5)	554,003
Distribution services fee — Class B Shares (Note 5)	128,960
Distribution services fee — Class C Shares (Note 5)	289,769
Shareholder services fee — Class B Shares (Note 5)	42,987
Shareholder services fee — Class C Shares (Note 5)	94,929
Account administration fee — Class C Shares	336
Share registration costs	55,519
Printing and postage	76,260
Insurance premiums	4,461
Taxes	23,347
Miscellaneous	7,142
TOTAL EXPENSES	6,556,664
    Annual Shareholder Report
    21

    Statement of Operations — continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(424,125)
Waiver of administrative personnel and services fee	(33,479)
Waiver of distribution services fee — Class A Shares	(110,801)
TOTAL WAIVERS AND REIMBURSEMENT		$(568,405)
Net expenses			$5,988,259
Net investment income (loss)			(954,395)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including capital gains taxes withheld of $271,591)			44,167,101
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(8,193,419)
Net realized and unrealized gain on investments and foreign currency transactions			35,973,682
Change in net assets resulting from operations			$35,019,287

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    22

    Statement of Changes in Net Assets

Year Ended November 30	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(954,395)	$1,520
Net realized gain (loss) on investments and foreign currency transactions	44,167,101	(12,502,175)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(8,193,419)	133,688,901
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	35,019,287	121,188,246
Share Transactions:
Proceeds from sale of shares	48,575,707	53,106,440
Cost of shares redeemed	(135,979,645)	(86,426,404)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(87,403,938)	(33,319,964)
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	—	351,700
Redemption Fees	36,846	42,010
Change in net assets	(52,347,805)	88,261,992
Net Assets:
Beginning of period	340,106,844	251,844,852
End of period (including accumulated net investment income (loss) of $(25,857) and $0, respectively)	$287,759,039	$340,106,844

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    23

    Notes to Financial Statements

    November 30, 2010

    1. ORGANIZATION

    Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is to provide long-term growth of capital.

    2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

    Investment Valuation

    In calculating its net asset value (NAV), the Fund generally values investments as follows:

      Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
      Shares of other mutual funds are valued based upon their reported NAVs.
      Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
      Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
      Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
      Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

    If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

    Fair Valuation and Significant Events Procedures

    The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and Annual Shareholder Report

    24

    type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

    The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

      With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
      With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
      Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
      Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

    The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

    Repurchase Agreements

    It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

    Annual Shareholder Report

    25

    The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

    The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

    Investment Income, Gains and Losses, Expenses and Distributions

    Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

    On September 8, 2010, Warner Chilcott PLC (WCRX), a security owned by the Fund, paid a special cash dividend of $8.50 per share. The company's public disclosure related to this dividend indicated that the portion of the dividend that is classified as income for U.S. tax purposes will be provided at a date subsequent to the publication of this Annual Report. Based on information gathered in discussions with senior management of WCRX, the Fund classified the entire distribution as taxable income; however, this classification may change when the final tax reporting by WCRX is published in 2011.

    Premium and Discount Amortization/Paydown Gains and Losses

    All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

    Federal Taxes

    It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

    Annual Shareholder Report

    26

    The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

    Other Taxes

    As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

    When-Issued and Delayed Delivery Transactions

    The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Foreign Exchange Contracts

    The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

    Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

    Foreign Currency Translation

    The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Annual Shareholder Report

    27

    Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Receivable for foreign exchange contracts	$1,469

    The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(102,594)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$16,584

    Other

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

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    28

    3. CAPITAL STOCK

    The following tables summarize capital stock activity:

Year Ended November 30	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	972,097	$31,493,451	1,605,150	$38,837,377
Shares redeemed	(3,143,474)	(102,480,232)	(2,721,746)	(63,673,163)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,171,377)	$(70,986,781)	(1,116,596)	$(24,835,786)
Year Ended November 30	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	39,109	$1,139,636	107,033	$2,406,100
Shares redeemed	(268,137)	(7,628,824)	(399,405)	(8,276,321)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(229,028)	$(6,489,188)	(292,372)	$(5,870,221)
Year Ended November 30	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	220,166	$6,395,033	213,479	$4,701,611
Shares redeemed	(575,880)	(16,462,408)	(459,052)	(9,488,268)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(355,714)	$(10,067,375)	(245,573)	$(4,786,657)
Year Ended November 30	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	286,788	$9,547,587	281,278	$7,161,352
Shares redeemed	(290,805)	(9,408,181)	(220,940)	(4,988,652)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(4,017)	$139,406	60,338	$2,172,700
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,760,136)	$(87,403,938)	(1,594,203)	$(33,319,964)

    Redemption Fees

    The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, Annual Shareholder Report

    29

    2010, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $26,069, $2,001, $4,645 and $4,131, respectively. For the year ended November 30, 2009, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $30,064, $2,920, $5,535 and $3,491, respectively.

    4. FEDERAL TAX INFORMATION

    The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, realized capital gains tax expense, and net operating loss.

    For the year ended November 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,505,027)	$928,538	$576,489

    Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

    As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$79,085,817
Capital loss carryforwards	$(48,957,398)

    The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

    At November 30, 2010, the cost of investments for federal tax purposes was $208,097,635. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $79,442,719. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $88,066,438 and net unrealized depreciation from investments for those securities having an excess of cost over value of $8,623,719.

    At November 30, 2010, the Fund had a capital loss carryforward of $48,957,398 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$38,502,869
2017	$10,454,529

    The Fund used capital loss carryforwards of $44,908,555 to offset taxable capital gains realized during the year ended November 30, 2010.

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    30

    5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Adviser Fee

    Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the Adviser voluntarily waived $418,548 of its fee.

    Administrative Fee

    Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

    The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $33,479 of its fee.

    Distribution Services Fee

    The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

    Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, FSC voluntarily waived $110,801 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2010, FSC did not retain any fees paid by the Fund.

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    31

    Sales Charges

    Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2010, FSC retained $5,377 in sales charges from the sale of Class A Shares. FSC also retained $1,460 of CDSC relating to redemptions of Class C Shares.

    Shareholder Services Fee

    The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2010, FSSC did not receive any fees paid by the Fund. For the year ended November 30, 2010, the Fund's Class A Shares did not incur Service Fees.

    Expense Limitation

    The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.80%, 2.60%, 2.60% and 1.60% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

    General

    Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

    Transactions Involving Affiliated Holdings

    Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2010, the Adviser reimbursed $5,577. Transactions involving the affiliated holdings during the year ended November 30, 2010, were as follows:

Affiliate	Balance of Shares Held 11/30/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	3,481,268	158,965,902	162,447,170	—	$ —	$9,971

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    32

    6. Investment TRANSACTIONS

    Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2010, were as follows:

Purchases	$188,956,550
Sales	$269,189,038

    7. CONCENTRATION OF RISK

    The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

    The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

    8. LINE OF CREDIT

    The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate (LIBOR). As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

    9. INTERFUND LENDING

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

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    33

    10. REGULATORY SETTLEMENT PROCEEDS

    During the year ended November 30, 2009, the Fund received $351,700 in settlement of administrative proceedings against unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

    11. Legal Proceedings

    Since February 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

    Annual Shareholder Report
    34

    Report of Independent Registered Public Accounting Firm

    TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund, Class a, Class b, and class c shares:

    We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights of the Class A, Class B, and Class C Shares for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of the Class A, Class B, and Class C Shares for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts
    January 25, 2011

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    35

    Board of Directors and Corporation Officers

    The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

    Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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    36

    INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.
    Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
    Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
    Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
    Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
    Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
    Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
    Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
    Annual Shareholder Report
    37

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
    Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management and director experience.
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
    Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
    Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
    Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
    Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
    Annual Shareholder Report
    38

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
    Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
    Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.
    Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.

    OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
    Annual Shareholder Report
    39

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

    Annual Shareholder Report

    40

    Evaluation and Approval of Advisory Contract – May 2010

    Federated International Small-Mid Company Fund (the “Fund”)

    The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

    In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

    During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

    Annual Shareholder Report

    41

    The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

    With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report

    42

    mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

    The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

    For the periods covered by the report, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

    The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report

    43

    reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

    Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

    The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

    The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

    It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

    The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report

    44

    circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

    In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

    The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

    Annual Shareholder Report
    45

    Voting Proxies on Fund Portfolio Securities

    A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

    Quarterly Portfolio Schedule

    The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

    Annual Shareholder Report
    46

    Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

    This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

    Federated International Small-Mid Company Fund
    Federated Investors Funds
    4000 Ericsson Drive
    Warrendale, PA 15086-7561

    Contact us at FederatedInvestors.com
    or call 1-800-341-7400.

    Federated Securities Corp., Distributor

    Cusip 31428U748
    Cusip 31428U730
    Cusip 31428U722

    G01968-01 (1/11)

    Federated is a registered mark of Federated Investors, Inc.
    2011  ©Federated Investors, Inc.

    Federated International Small-Mid Company Fund

    A Portfolio of Federated World Investment Series, Inc.

    ANNUAL SHAREHOLDER REPORT

    November 30, 2010

    Institutional Shares

    FINANCIAL HIGHLIGHTS
    SHAREHOLDER EXPENSE EXAMPLE
    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
    PORTFOLIO OF INVESTMENTS SUMMARY TABLES
    PORTFOLIO OF INVESTMENTS
    STATEMENT OF ASSETS AND LIABILITIES
    STATEMENT OF OPERATIONS
    STATEMENT OF CHANGES IN NET ASSETS
    NOTES TO FINANCIAL STATEMENTS
    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    BOARD OF DIRECTORS AND CORPORATION OFFICERS

    EVALUATION AND APPROVAL OF ADVISORY CONTRACT
    VOTING PROXIES ON FUND PORTFOLIO SECURITIES
    QUARTERLY PORTFOLIO SCHEDULE

    Financial Highlights – Institutional Shares

    (For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended 11/30/2008[1]
	2010	2009
Net Asset Value, Beginning of Period	$31.40	$20.30	$41.46
Income From Investment Operations:
Net investment income	0.00[2]	0.08[2]	0.05[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.05	10.99	(21.21)
TOTAL FROM INVESTMENT OPERATIONS	4.05	11.07	(21.16)
Redemption Fees	0.00[3]	0.00[3]	0.00[3]
Regulatory Settlement Proceeds	—	0.03[4]	—
Net Asset Value, End of Period	$35.45	$31.40	$20.30
Total Return[5]	12.90%	54.68%[4]	(51.04)%
Ratios to Average Net Assets:
Net expenses	1.60%	1.60%	1.55%[6]
Net investment income	0.01%	0.31%	0.18%[6]
Expense waiver/reimbursement[7]	0.15%	0.16%	0.09%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$36,945	$32,854	$20,018
Portfolio turnover	62%	125%	55%[8]
1	Reflects operations for the period from March 31, 2008 (date of initial investment) to November 30, 2008.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the year ended November 30, 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.15% on the total return.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2008.

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    1

    Shareholder Expense Example (unaudited)

    As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

    ACTUAL EXPENSES

    The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2010	Ending Account Value 11/30/2010	Expenses Paid During Period[1]
Actual	$1,000	$1,205.40	$8.85
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.05	$8.09
1	Expenses are equal to the Fund's annualized net expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).
    Annual Shareholder Report
    2

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

    Management's Discussion of Fund Performance (unaudited)

    The fund's total return, based on net asset value, for the fiscal year ended November 30, 2010 was 12.9% for the Fund's Institutional Shares. The total return of the S&P Developed ex-U.S. Small Cap Growth Index,1 a broad-based securities market index, was 12.1% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

    Overview

    During the Fund's fiscal year the global markets reflected the tale of two cities: it was the best of times; it was the worst of times. The sovereign debt crisis continued to slowly spread across Europe claiming Greece, Ireland, and Spain as its victims. While China's economic growth continued without abatement during the past twelve month reporting period, the government weighed in several times throughout the year using various measures to slow down the economy and head off inflation. Emerging markets were the winners of this period as they were not impacted by the maladies suffered by many developed nations, but were supported by their natural resources.

1	The S&P Developed ex-U.S. Small Cap Growth Index was formerly known as S&P/Citigroup EMI Growth World ex-U.S. Index. The S&P Developed ex-U.S. Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Developed ex-U.S. Small Cap Growth Index represents approximately 3,220 small-cap companies from the developed nations in North America, Europe and Asia Pacific (excluding the United States) that exhibit strong growth characteristics. Investments cannot be made in an index.

    Annual Shareholder Report

    3

    On a regional basis, the S&P Asia Pacific Ex-Japan Small Cap Growth Index2 had the best performance returning 15.7%. The S&P Europe Small Cap Growth Index3 rose 7.9%, while Japanese small caps posted the lowest return of all countries as the S&P Japan Small Cap Growth Index4 gained 5.8% during the reporting period.

    The U.S. dollar appreciated against the euro over this reporting period, gaining 13.5%, while the Canadian dollar rose 2.8% against the U.S. dollar. The Japanese yen made small gains against the U.S. dollar, appreciating 3.1%.

    Fund Performance5

    Positive relative performance came from strong stock selection in Financials and Consumer Discretionary. From a regional perspective, the fund benefited from its relative overweight and strong stock selections in Germany, Hong Kong, and Singapore. The fund's underweight exposure in Japan relative to the benchmark served it well, as Japan was one of the weakest small cap markets. A few poor performing stocks in France dragged down the country's contribution to the fund's performance while an underweight in Canada held the performance back.

    Individual stocks that contributed most significantly to the fund's performance included: Asos Plc, a UK online retailer; Sembcorp Marine, a Singaporean shipyard known for building offshore drilling platforms; and United Tractor, an Indonesian distributor of construction and mining machinery.

    The fund's relative performance was hindered by weak stock selection in Materials and Technology.

    Stocks that held back relative performance included: Elpida Memory, Inc., a Japanese computer memory manufacturer; Noble Biocare, a Swiss dental implant and prosthetics company; and Mecox Lane, a Chinese online retailer.

2	The S&P Asia Pacific Ex-Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Asia Pacific Ex-Japan Small Cap Growth Index represents approximately 718 small-cap companies from Australia, Hong Kong, New Zealand, Singapore and South Korea that exhibit strong growth characteristics. Investments cannot be made in an index.
3	The S&P Europe Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Europe Small Cap Growth Index represents approximately 1,261 small-cap companies from Europe that exhibit strong growth characteristics. Investments cannot be made in an index.
4	The S&P Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. The S&P Japan Small Cap Growth Index represents approximately 892 small-cap companies from Japan that exhibit strong growth characteristics. Investments cannot be made in an index.
5	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
    Annual Shareholder Report

    4

    GROWTH OF A $10,000 INVESTMENT – Institutional shares

    The Fund's Institutional Shares commenced operations on March 31, 2008. The Fund offers three other classes of shares: Class A Shares, Class B Shares and Class C Shares. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. The graph below illustrates the hypothetical investment of $10,0001 in Federated International Small-Mid Company Fund (Institutional Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the S&P Developed ex-U.S. Small Cap Growth Index.2

Average Annual Total Returns for the Period Ended 11/30/2010
1 Year	12.90%
5 Years	4.35%
10 Years	4.94%

    Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

    Annual Shareholder Report

    5

1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

    Annual Shareholder Report
    6

    Portfolio of Investments Summary Tables (unaudited)

    At November 30, 2010, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	15.6%
Germany	10.1%
Brazil	7.4%
Canada	6.4%
France	5.8%
Cayman Islands	5.6%
Singapore	5.5%
Netherlands	4.8%
Thailand	3.5%
Switzerland	3.5%
Japan	3.2%
Spain	2.8%
Korea	2.5%
Sweden	2.4%
China	2.4%
Ireland	2.0%
Hong Kong	1.9%
Austria	1.7%
Bermuda	1.7%
Norway	1.5%
Israel	1.4%
Italy	1.3%
Jersey Channel Isle	1.2%
Indonesia	1.1%
Gibraltar	1.0%
Chile	0.9%
Mexico	0.7%
Denmark	0.5%
Guernsey	0.3%
Other[2]	1.2%
Other Assets and Liabilities — Net[3]	0.1%
TOTAL	100.0%

    Annual Shareholder Report

    7

    At November 30, 2010, the Fund's sector classification composition4 was as follows:

Sector Classification	Percentage of Total Net Assets
Industrials	27.8%
Consumer Discretionary	21.9%
Materials	13.0%
Energy	9.3%
Financials	9.2%
Information Technology	7.2%
Consumer Staples	5.2%
Health Care	5.1%
Other[2]	1.2%
Other Assets and Liabilities — Net[3]	0.1%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Other includes an exchange-traded fund.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Except for Other and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
    Annual Shareholder Report
    8

    Portfolio of Investments

    November 30, 2010

Shares			Value in U.S. Dollars
		COMMON STOCKS – 98.7%
		Austria – 1.7%
63,157		Andritz AG	5,012,317
		Bermuda – 1.7%
161,237		Invesco Ltd.	3,505,292
416,000		Yue Yuen Industrial Holdings	1,494,688
		TOTAL	4,999,980
		Brazil – 7.4%
209,825	[1]	CETIP SA	2,473,209
68,000		Companhia Brasileira de Distribuicao Groupo Pao de Acucar, ADR	2,860,760
242,300	[1]	Diagnosticos da America	3,108,947
248,800	[1]	Fleury SA	3,308,434
263,000	[1]	Hypermarcas SA	4,161,431
263	[1]	Hypermarcas SA, Rights	23
154,900		Lojas Renner SA	5,423,218
		TOTAL	21,336,022
		Canada – 6.4%
32,200		Agrium, Inc.	2,579,952
190,450	[1]	Consolidated Thompson Iron Mines Ltd.	2,213,305
38,600		National Bank of Canada, Montreal	2,550,898
50,800	[1]	Pacific Rubiales	1,583,557
99,900		SNC-Lavalin Group, Inc.	5,333,904
339,200	[1]	Thompson Creek Metals Co., Inc.	4,121,280
		TOTAL	18,382,896
		Cayman Islands – 5.6%
137,000	[1]	Evergreen International Holdings Ltd.	100,389
399,000	[1]	Goodbaby International Holdings Ltd.	300,595
36,700		Herbalife Ltd.	2,518,721
4,066,000		Lonking Holdings Ltd.	2,675,723
152,770	[1]	Mecox Lane Ltd., ADR	1,252,714
2,466,000		Minth Group Ltd.	4,179,284
648,500		Parkson Retail Group Ltd.	1,079,010
1,356,000	[1]	Peak Sport Products, Ltd.	988,392
1,440,800	[1]	Sands China Ltd.	3,091,232
		TOTAL	16,186,060
    Annual Shareholder Report
    9

Shares			Value in U.S. Dollars
		Chile – 0.9%
50,400		Sociedad Quimica Y Minera de Chile, ADR	2,556,288
		China – 2.4%
123,000	[1]	China Ming Yang Wind Power Group Ltd., ADR	1,337,010
420,000		Hengan International Group Co. Ltd.	3,856,486
3,124,000	[1]	Winsway Coking Coal Holdings	1,613,275
		TOTAL	6,806,771
		Denmark – 0.5%
76,500	[1]	Chr.Hansen Holding	1,477,469
		France – 5.8%
37,714		Arkema	2,247,020
43,870		Cap Gemini SA	1,850,158
124,202	[1]	Faurecia	2,944,692
87,211		JC Decaux SA	2,189,937
56,000		Publicis Groupe	2,502,382
84,000		Rhodia, Inc.	2,217,252
183,069		Tf1 - Tv Francaise	2,662,676
		TOTAL	16,614,117
		Germany, Federal Republic of – 10.1%
54,985		Adidas AG	3,451,613
116,200		Aixtron AG	3,540,816
129,584		GEA Group AG	3,115,186
105,990		Gildemeister AG	2,058,890
66,066		Hochtief AG	4,892,438
66,101		Lanxess	4,656,500
152,770		Leoni AG	5,713,115
24,206		Rheinmetall Berlin AG	1,562,233
		TOTAL	28,990,791
		Gibraltar – 1.0%
745,576	[1]	PartyGaming PLC	2,718,350
		Guernsey – 0.3%
37,400	[1]	Amdocs Ltd.	972,400
		Hong Kong – 1.9%
444,000	[1]	Dah Sing Financial Group	3,081,944
55,500	[1]	Dah Sing Financial Group, Rights	113,643
609,600	[1]	Sinopharm Medicine Holding Co., Ltd., Class H	2,225,620
		TOTAL	5,421,207
    Annual Shareholder Report
    10

Shares			Value in U.S. Dollars
		Indonesia – 1.1%
1,234,500		PT United Tractors	3,142,960
		Ireland – 2.0%
80,900		Ingersoll-Rand PLC, Class A	3,316,900
133,100	[1]	Warner Chilcott PLC	2,530,231
		TOTAL	5,847,131
		Israel – 1.4%
133,465	[1]	NICE-Systems Ltd., ADR	4,089,368
		Italy – 1.3%
412,500	[1]	Yoox SpA	3,828,438
		Japan – 3.2%
122,200		Hitachi Construction Machinery Co. Ltd.	2,785,967
102,000		JGC Corp.	1,975,648
115,200		THK Co. Ltd.	2,388,242
33,400		Tokyo Electron Ltd.	2,095,233
		TOTAL	9,245,090
		Jersey Channel Isle – 1.2%
349,707		United Business Media Ltd.	3,350,742
		Korea, Republic Of – 2.5%
115,680	[1]	Kia Motors Corp.	4,884,023
37,280		Korean Air Co. Ltd.	2,282,974
		TOTAL	7,166,997
		Mexico – 0.7%
555,660		Mexichem SA de CV	1,898,711
		Netherlands – 4.8%
97,419		ASM Lithography Holding NV	3,151,253
49,916		Fugro NV	3,362,782
126,247		Imtech NV	4,250,098
62,084		Koninklijke DSM NV	3,032,130
		TOTAL	13,796,263
		Norway – 1.5%
58,050		Fred Olsen Energy ASA	2,153,876
47,400		Yara International ASA	2,256,198
		TOTAL	4,410,074
		Singapore – 5.5%
239,000		City Developments Ltd.	2,291,620
1,229,000		Ho Bee Investment Ltd.	1,452,070
483,000		Keppel Corp. Ltd.	3,899,558
    Annual Shareholder Report
    11

Shares			Value in U.S. Dollars
995,300		Keppel Land Ltd.	3,580,623
1,204,000		Sembcorp Marine Ltd.	4,440,853
		TOTAL	15,664,724
		Spain – 2.8%
115,142		Obrascon Huarte Lain, SA	2,997,423
65,626		Tecnicas Reunidas SA	3,556,084
46,000		Viscofan Industria Navarra De Envolturas Celulosicas SA	1,588,892
		TOTAL	8,142,399
		Sweden – 2.4%
182,000		Assa Abloy AB, Class B	4,885,871
100,523		Getinge AB, Class B	2,109,699
		TOTAL	6,995,570
		Switzerland – 3.5%
92,487		Adecco SA	5,266,409
185,000		Clariant AG	3,340,009
11,500		Sonova Holding AG	1,435,710
		TOTAL	10,042,128
		Thailand – 3.5%
370,000		Bangkok Bank Public Co. Ltd.	1,762,488
1,924,800		Bank of Ayudhya Ltd.	1,432,617
111,050		Banpu Public Co. Ltd.	2,777,168
468,300		Kasikornbank PCL	1,874,439
1,795,100	[1]	Kiatnakin Finance Public Co. Ltd.	2,256,493
		TOTAL	10,103,205
		United Kingdom – 15.6%
306,318	[1]	ASOS PLC	6,303,594
211,789		Aggreko PLC	4,826,107
309,507		Amec PLC	5,204,177
102,669	[1]	Autonomy Corp. PLC	2,128,754
454,158		Cobham PLC	1,358,445
492,729	[1]	Cookson Group PLC	4,127,145
134,317		Croda International PLC	3,037,738
148,900	[1]	Dialog Semiconductor PLC	2,771,631
101,777		InterContinental Hotels Group PLC	1,804,722
65,500		Johnson Matthey PLC	1,817,574
246,820		Rightmove PLC	2,879,370
14,190,528	[1]	Rolls-Royce Group PLC	22,073
    Annual Shareholder Report
    12

Shares		Value in U.S. Dollars
221,727	Rolls-Royce Group PLC	2,100,350
273,943	Wellstream Holdings PLC	3,123,346
465,861	Wood Group (John) PLC	3,382,541
	TOTAL	44,887,567
	TOTAL COMMON STOCKS (IDENTIFIED COST $206,180,549)	284,086,035
	EXCHANGE-TRADED FUND – 1.2%
77,157	iShares MSCI Emerging Markets Index Fund (IDENTIFIED COST $1,877,029)	3,454,319
	TOTAL INVESTMENTS — 99.9% (IDENTIFIED COST $208,057,578)[2]	287,540,354
	OTHER ASSETS AND LIABILITIES - NET — 0.1%[3]	218,685
	TOTAL NET ASSETS — 100%	$287,759,039

    At November 30, 2010, the Fund had the following outstanding foreign exchange contract:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Unrealized Appreciation
Contracts Sold:
12/1/2010	274,458 Pound Sterling	$428,374	$1,469

    Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	The cost of investments for federal tax purposes amounts to $208,097,635.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

    Note: The categories of investments are shown as a percentage of total net assets at November 30, 2010.

    Annual Shareholder Report

    13

    Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 — quoted prices in active markets for identical securities

    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

    The following is a summary of the inputs used, as of November 30, 2010, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 – Quoted Prices and Investments in Mutual Funds	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$281,807,469[1]	$2,278,566	$ —	$284,086,035
Exchange-Traded Fund	3,454,319	—	—	3,454,319
TOTAL SECURITIES	$285,261,788	$2,278,566	$ —	$287,540,354
OTHER FINANCIAL INSTRUMENTS*	$1,469	$ —	$ —	$1,469
1	Includes $124,719,611 of securities transferred from Level 2 to Level 1 because quoted prices on equity securities traded principally in foreign markets were utilized to value securities for which fair value factors were previously applied to account for significant post market close activity.
*	Other financial instruments include a foreign exchange contract.

    The following acronym is used throughout this portfolio:

ADR	— American Depositary Receipt

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    14

    Statement of Assets and Liabilities

    November 30, 2010

Assets:
Total investments in securities, at value (identified cost $208,057,578)		$287,540,354
Cash denominated in foreign currencies (identified cost $210,803)		208,990
Income receivable		425,306
Receivable for investments sold		426,906
Receivable for shares sold		238,197
Receivable for foreign exchange contracts		1,469
Other assets		281,967
TOTAL ASSETS		289,123,189
Liabilities:
Payable for shares redeemed	$639,048
Bank overdraft	76,444
Payable for capital gains taxes withheld (Note 2)	341,451
Payable for custodian fees	34,985
Payable for transfer and dividend disbursing agent fees and expenses	107,644
Payable for Directors'/Trustees' fees	251
Payable for auditing fees	28,076
Payable for distribution services fee (Note 5)	68,993
Payable for shareholder services fee (Note 5)	15,747
Accrued expenses	51,511
TOTAL LIABILITIES		1,364,150
Net assets for 8,356,546 shares outstanding		$287,759,039
Net Assets Consist of:
Paid-in capital		$257,630,620
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		79,467,325
Accumulated net realized loss on investments and foreign currency transactions		(49,313,049)
Accumulated net investment income (loss)		(25,857)
TOTAL NET ASSETS		$287,759,039
    Annual Shareholder Report
    15

    Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($197,294,219 ÷ 5,598,139 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$35.24
Offering price per share (100/94.50 of $35.24)	$37.29
Redemption proceeds per share (98.00/100 of $35.24)	$34.54
Class B Shares:
Net asset value per share ($15,363,389 ÷ 492,341 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$31.20
Offering price per share	$31.20
Redemption proceeds per share (92.50/100 of $31.20)	$28.86
Class C Shares:
Net asset value per share ($38,156,161 ÷ 1,223,799 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$31.18
Offering price per share	$31.18
Redemption proceeds per share (97.00/100 of $31.18)	$30.24
Institutional Shares:
Net asset value per share ($36,945,270 ÷ 1,042,267 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$35.45
Offering price per share	$35.45
Redemption proceeds per share (98.00/100 of $35.45)	$34.74

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    16

    Statement of Operations

    Year Ended November 30, 2010

Investment Income:
Dividends (including $9,971 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $398,325)		$5,019,498
Interest		14,366
TOTAL INCOME		5,033,864
Expenses:
Investment adviser fee (Note 5)	$3,885,057
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	242,084
Transfer and dividend disbursing agent fees and expenses	753,874
Directors'/Trustees' fees	1,325
Auditing fees	28,131
Legal fees	12,260
Portfolio accounting fees	86,220
Distribution services fee — Class A Shares (Note 5)	554,003
Distribution services fee — Class B Shares (Note 5)	128,960
Distribution services fee — Class C Shares (Note 5)	289,769
Shareholder services fee — Class B Shares (Note 5)	42,987
Shareholder services fee — Class C Shares (Note 5)	94,929
Account administration fee — Class C Shares	336
Share registration costs	55,519
Printing and postage	76,260
Insurance premiums	4,461
Taxes	23,347
Miscellaneous	7,142
TOTAL EXPENSES	6,556,664
    Annual Shareholder Report
    17

    Statement of Operations — continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(424,125)
Waiver of administrative personnel and services fee	(33,479)
Waiver of distribution services fee — Class A Shares	(110,801)
TOTAL WAIVERS AND REIMBURSEMENT		$(568,405)
Net expenses			$5,988,259
Net investment income (loss)			(954,395)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including capital gains taxes withheld of $271,591)			44,167,101
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(8,193,419)
Net realized and unrealized gain on investments and foreign currency transactions			35,973,682
Change in net assets resulting from operations			$35,019,287

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    18

    Statement of Changes in Net Assets

Year Ended November 30	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(954,395)	$1,520
Net realized gain (loss) on investments and foreign currency transactions	44,167,101	(12,502,175)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(8,193,419)	133,688,901
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	35,019,287	121,188,246
Share Transactions:
Proceeds from sale of shares	48,575,707	53,106,440
Cost of shares redeemed	(135,979,645)	(86,426,404)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(87,403,938)	(33,319,964)
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	—	351,700
Redemption Fees	36,846	42,010
Change in net assets	(52,347,805)	88,261,992
Net Assets:
Beginning of period	340,106,844	251,844,852
End of period (including accumulated net investment income (loss) of $(25,857) and $0, respectively)	$287,759,039	$340,106,844

    See Notes which are an integral part of the Financial Statements

    Annual Shareholder Report
    19

    Notes to Financial Statements

    November 30, 2010

    1. ORGANIZATION

    Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide long-term growth of capital.

    2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

    Investment Valuation

    In calculating its net asset value (NAV), the Fund generally values investments as follows:

      Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
      Shares of other mutual funds are valued based upon their reported NAVs.
      Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
      Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
      Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
      Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

    If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

    Annual Shareholder Report

    20

    Fair Valuation and Significant Events Procedures

    The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

    The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

      With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
      With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
      Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
      Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

    The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

    Repurchase Agreements

    It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for Annual Shareholder Report

    21

    monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

    The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

    The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

    Investment Income, Gains and Losses, Expenses and Distributions

    Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

    On September 8, 2010, Warner Chilcott PLC (WCRX), a security owned by the Fund, paid a special cash dividend of $8.50 per share. The company's public disclosure related to this dividend indicated that the portion of the dividend that is classified as income for U.S. tax purposes will be provided at a date subsequent to the publication of this Annual Report. Based on information gathered in discussions with senior management of WCRX, the Fund classified the entire distribution as taxable income; however, this classification may change when the final tax reporting by WCRX is published in 2011.

    Premium and Discount Amortization/Paydown Gains and Losses

    All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

    Federal Taxes

    It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund Annual Shareholder Report

    22

    recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

    The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

    Other Taxes

    As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

    When-Issued and Delayed Delivery Transactions

    The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    Foreign Exchange Contracts

    The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

    Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

    Foreign Currency Translation

    The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Annual Shareholder Report

    23

    Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Receivable for foreign exchange contracts	$1,469

    The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(102,594)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$16,584

    Other

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

    Annual Shareholder Report

    24

    3. CAPITAL STOCK

    The following tables summarize capital stock activity:

Year Ended November 30	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	972,097	$31,493,451	1,605,150	$38,837,377
Shares redeemed	(3,143,474)	(102,480,232)	(2,721,746)	(63,673,163)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,171,377)	$(70,986,781)	(1,116,596)	$(24,835,786)
Year Ended November 30	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	39,109	$1,139,636	107,033	$2,406,100
Shares redeemed	(268,137)	(7,628,824)	(399,405)	(8,276,321)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(229,028)	$(6,489,188)	(292,372)	$(5,870,221)
Year Ended November 30	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	220,166	$6,395,033	213,479	$4,701,611
Shares redeemed	(575,880)	(16,462,408)	(459,052)	(9,488,268)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(355,714)	$(10,067,375)	(245,573)	$(4,786,657)
Year Ended November 30	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	286,788	$9,547,587	281,278	$7,161,352
Shares redeemed	(290,805)	(9,408,181)	(220,940)	(4,988,652)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(4,017)	$139,406	60,338	$2,172,700
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,760,136)	$(87,403,938)	(1,594,203)	$(33,319,964)

    Redemption Fees

    The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, Annual Shareholder Report

    25

    2010, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $26,069, $2,001, $4,645 and $4,131, respectively. For the year ended November 30, 2009, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $30,064, $2,920, $5,535 and $3,491, respectively.

    4. FEDERAL TAX INFORMATION

    The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, realized capital gains tax expense, and net operating loss.

    For the year ended November 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,505,027)	$928,538	$576,489

    Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

    As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$79,085,817
Capital loss carryforwards	$(48,957,398)

    The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

    At November 30, 2010, the cost of investments for federal tax purposes was $208,097,635. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $79,442,719. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $88,066,438 and net unrealized depreciation from investments for those securities having an excess of cost over value of $8,623,719.

    At November 30, 2010, the Fund had a capital loss carryforward of $48,957,398 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$38,502,869
2017	$10,454,529

    The Fund used capital loss carryforwards of $44,908,555 to offset taxable capital gains realized during the year ended November 30, 2010.

    Annual Shareholder Report

    26

    5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Adviser Fee

    Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the Adviser voluntarily waived $418,548 of its fee.

    Administrative Fee

    Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

    The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $33,479 of its fee.

    Distribution Services Fee

    The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

    Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, FSC voluntarily waived $110,801 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2010, FSC did not retain any fees paid by the Fund.

    Annual Shareholder Report

    27

    Sales Charges

    Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2010, FSC retained $5,377 in sales charges from the sale of Class A Shares. FSC also retained $1,460 of CDSC relating to redemptions of Class C Shares.

    Shareholder Services Fee

    The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2010, FSSC did not receive any fees paid by the Fund. For the year ended November 30, 2010, the Fund's Class A Shares did not incur Service Fees.

    Expense Limitation

    The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.80%, 2.60%, 2.60% and 1.60% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

    General

    Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

    Transactions Involving Affiliated Holdings

    Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2010, the Adviser reimbursed $5,577. Transactions involving the affiliated holdings during the year ended November 30, 2010, were as follows:

Affiliate	Balance of Shares Held 11/30/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	3,481,268	158,965,902	162,447,170	—	$ —	$9,971

    Annual Shareholder Report

    28

    6. Investment TRANSACTIONS

    Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2010, were as follows:

Purchases	$188,956,550
Sales	$269,189,038

    7. CONCENTRATION OF RISK

    The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

    The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

    8. LINE OF CREDIT

    The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate (LIBOR). As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

    9. INTERFUND LENDING

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

    Annual Shareholder Report

    29

    10. REGULATORY SETTLEMENT PROCEEDS

    During the year ended November 30, 2009, the Fund received $351,700 in settlement of administrative proceedings against unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

    11. Legal Proceedings

    Since February 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

    Annual Shareholder Report
    30

    Report of Independent Registered Public Accounting Firm

    TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund, institutional shares:

    We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights of the Institutional Shares for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of the Institutional Shares for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

    Boston, Massachusetts
    January 25, 2011

    Annual Shareholder Report
    31

    Board of Directors and Corporation Officers

    The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

    Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
    Annual Shareholder Report

    32

    INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.
    Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
    Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
    Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
    Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
    Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
    Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
    Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
    Annual Shareholder Report
    33

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
    Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management and director experience.
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
    Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
    Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
    Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
    Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
    Annual Shareholder Report
    34

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
    Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
    Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.
    Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.

    OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
    Annual Shareholder Report
    35

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

    Annual Shareholder Report

    36

    Evaluation and Approval of Advisory Contract – May 2010

    Federated International Small-Mid Company Fund (the “Fund”)

    The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

    In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

    During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

    Annual Shareholder Report

    37

    The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

    With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report

    38

    mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

    The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

    For the periods covered by the report, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

    The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report

    39

    reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

    Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

    The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

    The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

    It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

    The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report

    40

    circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

    In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

    The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

    Annual Shareholder Report
    41

    Voting Proxies on Fund Portfolio Securities

    A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

    Quarterly Portfolio Schedule

    The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

    Annual Shareholder Report
    42

    Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

    This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

    Federated International Small-Mid Company Fund
    Federated Investors Funds
    4000 Ericsson Drive
    Warrendale, PA 15086-7561

    Contact us at FederatedInvestors.com
    or call 1-800-341-7400.

    Federated Securities Corp., Distributor

    Cusip 31428U631

    39833 (1/11)

    Federated is a registered mark of Federated Investors, Inc.
    2011  ©Federated Investors, Inc.

    Item 2.                      Code of Ethics

    (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

    (c) Not Applicable

    (d) Not Applicable

    (e) Not Applicable

    (f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

    Item 3. Audit Committee Financial Expert

    The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

    Item 4.                      Principal Accountant Fees and Services

    (a)           Audit Fees billed to the registrant for the two most recent fiscal years:

    Fiscal year ended 2010 - $84,300

    Fiscal year ended 2009 - $84,300

    (b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

    Fiscal year ended 2010 - $73

    Fiscal year ended 2009 - $93

    Audit Committee Meetings.

    Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $4,685 and $5,165 respectively.  Fiscal year ended 2010- Audit consent fee for N-14 merger document.  Fiscal year ended 2009- Audit consent fee for N-14 merger document.

    (c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

    Fiscal year ended 2010 - $0

    Fiscal year ended 2009 - $0

    Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

    (d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

    Fiscal year ended 2010 - $0

    Fiscal year ended 2009 - $0

    Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $27,669 and $31,786 respectively.  Fiscal year ended 2010- Service fee for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year ended 2009- Service fee for analysis of potential Passive Foreign Investment Company holdings.

    (e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

    The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

    Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

    The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

    AUDIT SERVICES

    The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

    In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

    AUDIT-RELATED SERVICES

    Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

    TAX SERVICES

    The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

    ALL OTHER SERVICES

    With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
    The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
    Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
    Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

    The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

    The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

    PRE-APPROVAL FEE LEVELS

    Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

    PROCEDURES

    Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

    (e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

    4(b)

    Fiscal year ended 2010 – 0%

    Fiscal year ended 2009 - 0%

    Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

    4(c)

    Fiscal year ended 2010 – 0%

    Fiscal year ended 2009 – 0%

    Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

    4(d)

    Fiscal year ended 2010 – 0%

    Fiscal year ended 2009 – 0%

    Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
    Fiscal year ended 2010 - $451,099

    Fiscal year ended 2009 - $263,856

    (h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

    Item 5.                      Audit Committee of Listed Registrants

    Not Applicable

    Item 6.                      Schedule of Investments

    Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

    Item 10.                      Submission of Matters to a Vote of Security Holders

    Not Applicable

    Item 11.                                Controls and Procedures

    (a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

    (b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

    Item 12.                                Exhibits

    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

    Registrant                                Federated World Investment Series, Inc.

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer

    Date                      ___January 24, 2011____

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer

    Date                      ___January 25, 2011____

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer

    Date                      ___January 24, 2011____